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Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SHP ETF Trust

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FIS Biblically Responsible Risk Managed ETF

FIS Knights of Columbus Global Belief ETF

(the “FIS Funds”)

14785 Preston Road, Suite 1000

Dallas, TX 75254

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held June 15, 2023

Dear Shareholders:

The Board of Trustees (the “Board”) of the SHP ETF Trust, an open-end investment company organized as a Delaware statutory trust (the “Trust”), has called a special meeting of the shareholders of the FIS Biblically Responsible Risk Managed ETF (“PRAY”) and the FIS Knights of Columbus Global Belief ETF (“KOCG”) (each a “Fund” and together the “Funds”), to be held at 14785 Preston Road, Suite 1000, Dallas, TX 75254, at 11:00 am, Central Time, on June 15, 2023, for the following purposes:

1.	To approve an advisory agreement between the Trust with respect to each Fund and Faith Investor Services, LLC (“FIS”)

2.	To approve a sub-advisory agreement between FIS, on behalf of PRAY and Capital Insight Partners, LLC (“CIP”); and

3.	To approve new sub-advisory agreement between FIS, on behalf of KOCG and Knights of Columbus Asset Advisors LLC (“KOCAA”).

Shareholders of record at the close of business on May 17, 2023, are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof. The Notice of Special Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about May 25, 2023.

The Board of Trustees unanimously recommends that you cast your vote “FOR” the proposals above, as described in the Proxy Statement.

By Order of the Board of Trustees

Garrett Paolella

President and Trustee

SHP ETF Trust

IMPORTANT INFORMATION

YOUR VOTE IS IMPORTANT

We encourage you to read the full text of the enclosed Proxy Statement. However, we thought it would be helpful to provide brief answers to some questions.

Q.	What are shareholders being asked to vote on at the upcoming Special Meeting of Shareholders on June 15, 2023 (the “Meeting”)?

A.	At the Meeting, shareholders of the FIS Biblically Responsible Risk Managed ETF (“PRAY”) and the FIS Knights of Columbus Global Belief ETF (“KOCG”) (each a “Fund” and collectively the “Funds”), each a series of SHP ETF Trust (the “Trust”) will be asked to vote on (1) the approval of a new advisory agreement between the Trust with respect to each Fund and Faith Investor Services, LLC (“FIS”) (“Proposal 1”); (2) the approval of a new sub-advisory agreement between FIS and Capital Insight Partners, LLC (“CIP”) on behalf of PRAY (“Proposal 2”); and (3) the approval of a new sub-advisory agreement between FIS and Knights of Columbus Asset Advisors LLC (“KOCAA”) on behalf of KOCG (“Proposal 3”).

Q.	Why are shareholders being asked to approve the Proposals?

A.	FIS currently serves as the investment adviser to each FIS Fund under an Investment Advisory Agreement between the Trust, on behalf of the FIS Funds, and FIS (the “Current Advisory Agreement”). CIP currently serves as the sub-adviser to PRAY under a Sub-Advisory Agreement between FIS, on behalf of PRAY, and CIP. KOCAA currently serves as the sub-adviser to KOCG under a Sub-Advisory Agreement between FIS, on behalf of KOCG, and KOCAA (together, the “Current Sub-Advisory Agreements”). FIS was owned by Slate Hill Partners, LLC and several individuals (“Slate Hill”). On April 10, 2023, The Steven T. Nelson and Kristen L. Nelson Joint Revocable Trust DTD 01/08/2001 (“Nelson Joint Trust”) acquired 100% of FIS’s outstanding Class A (voting) shares from Slate Hill (the “Transaction”). Under the Investment Company Act of 1940 (the “1940 Act”), this resulted in a termination of the Current Advisory Agreement and Current Sub-Advisory Agreements. This is because a transaction that results in a “change in control” of an investment adviser causes any investment advisory agreement between that investment adviser and a registered investment company to be “assigned,” which in turn results in the automatic termination of the investment advisory agreement. Furthermore, the Current Sub-Advisory Agreements provide that an assignment of the investment advisory agreement will automatically terminate the Current Sub-Advisory Agreements. In order for FIS, CIP, and KOCAA to continue to provide investment management services to the FIS Funds, shareholders are required by the 1940 Act to approve the New Advisory Agreement and the New Sub-Advisory Agreements. Nelson Joint Trust did not acquire the outstanding Class B (non-voting) shares FIS.

Q.	Has the Board of Trustees of the Trust (the “Board”) approved the Proposals?

A.	At a meeting of the Board of Trustees held on March 16, 2023, the Board unanimously approved the new advisory agreement and sub-advisory agreement for each Fund, all subject to shareholder approval.

Q.	How does the Board recommend that I vote?

A.	The Board recommends that you vote FOR each Proposal.

Q.	If the Current Advisory Agreement and Current Sub-Advisory Agreements terminated on April 10, 2023, how are the FIS Funds currently being managed?

A.	At a meeting of the Board held on March 16, 2023, the Board approved an interim investment advisory agreement with FIS and interim sub-advisory agreements with CIP and KOCAA (collectively, the “Interim Agreements”) to take effect on the termination of the current investment advisory agreement and sub-advisory agreements. Pursuant to the Interim Agreements, FIS, CIP, and KOCAA will continue to provide advisory services to the FIS Funds, as applicable, until the earlier of: (i) the date on which each Fund’s shareholders approve the New Advisory Agreement between the Trust, on behalf of the FIS Funds, and FIS, and shareholders of the applicable FIS Fund approve the New Sub-Advisory Agreement between FIS and CIP or KOCAA; or (ii) one-hundred fifty (150) days from the date of the termination. The Interim Agreements are identical in all material respects to the Current Advisory Agreement and Current Sub-Advisory Agreements. However, under the Interim Agreements, all investment advisory fees and investment sub-advisory fees will be held in escrow pending the approval of the New Advisory Agreement and New Sub-Advisory Agreements. Should the respective shareholders approve each of the New Advisory Agreement and the New Sub-Advisory Agreements, the escrowed management fees will be paid to FIS and CIP or KOCAA, respectively, and the Interim Agreements will terminate.

Q.	Why is the Board recommending that shareholders approve the Proposals?

A.	If shareholders of a Fund do not approve the New Advisory Agreement, then FIS will not be permitted to serve as the Fund’s investment adviser after the expiration of the interim investment advisory agreement, and the Board will have to consider other alternatives for the Fund, including again seeking approval by shareholders of the Fund of the New Advisory Agreement or seeking approval of a different investment advisory agreement, allowing FIS to manage the Fund at cost for a temporary period, retaining a new investment adviser for the Fund, which also would need to be approved by shareholders of the Fund, and the possible liquidation and closing of the Fund. Similarly, if shareholders of a Fund do not approve the applicable New Sub-Advisory Agreement, then CIP or KOCAA will not be permitted to serve as the applicable Fund’s sub-adviser after the expiration of the applicable interim sub-advisory agreement, and the Board will have to consider other alternatives for such Fund. To avoid interruption to the management and operations of any Fund and to avoid additional costs to any Fund seeking alternatives, the Board is recommending that shareholders of each Fund approve the Proposals such that FIS, CIP, and KOCAA can continue to provide investment advisory and sub-advisory services to the Funds.

Q.	What are the primary reasons for the retention of FIS as the investment adviser to the FIS Funds and the retention of CIP and KOCAA as the sub-adviser to PRAY and KOCG, respectively?

A.	The Board weighed a number of factors in reaching its decision to approve the New Advisory Agreement and New Sub-Advisory Agreements, including, without limitation, the history, reputation, and resources of FIS, CIP, and KOCAA, performance results achieved by FIS, CIP, and KOCAA for their clients, including the FIS Funds, as applicable, quality of services provided by FIS, CIP, and KOCAA and the fact that the change of control is not expected to result in any personnel change in FIS’s management and investment teams serving the FIS Funds. The Board also considered that the advisory fee rates at which FIS will be compensated by the Funds pursuant to the New Advisory Agreement would not increase. Additional details regarding factors considered by the Board in approving the New Advisory Agreement can be found in the section “Evaluation By the Board of Trustees” in the enclosed Proxy Statement.

Q.	How will the approval of the Proposals affect the expenses of the Funds?

A.	The approval of the New Advisory Agreement will not increase the advisory fee rates at which FIS will be compensated by the FIS Funds and will not increase any FIS Fund’s operating expense ratio. In addition, the approval of the New Advisory Agreement will not result in any change in the fee waivers and/or expense reimbursements that are currently provided by FIS with respect to any FIS Fund. The cost of preparing, printing and mailing the enclosed Proxy Statement and related proxy materials and all other costs incurred in connection with this solicitation of proxies, including any additional solicitation made by mail, telephone, e-mail or in person, will be paid by FIS.

Q.	How will the approval of the Proposals affect the management and operations of the Funds?

A.	The Funds’ investment objectives and investment strategies will not change as a result of the New Advisory Agreement or New Sub-Advisory Agreements. In addition, the change of control will not result in any personnel change in FIS’s management and investment teams serving the FIS Funds. Accordingly, the approval of the Proposals is not expected to affect the management and operations of the FIS Funds.

Q.	How will the approval of the Proposals affect the management of FIS?

A.	After the Transaction, Steven T. Nelson became Managing Member of FIS and Michael Skillman retained the role of Chief Executive Officer and Chief Compliance Officer.

Q.	Are there any material differences between the Current Advisory Agreement and the New Advisory Agreement or the Current Sub-Advisory Agreements and the New Sub-Advisory Agreements?

A.	No, there are no material differences between the Current Advisory Agreement and the New Advisory Agreement or the Current Sub-Advisory Agreements and the New Sub-Advisory Agreements, other than their respective commencement and renewal dates.

Q.	How do I vote?

A.	We urge you to vote your shares by submitting your proxy via phone, fax, mail, or the internet (as applicable) as soon as possible. You may also vote in person at the shareholder meeting. Specific instructions for these voting options can be found on the enclosed Proxy Card.

Q.	When should I vote?

A.	Please vote as soon as possible. You may submit your vote at any time before the date of the shareholder meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON June 15, 2023:

A copy of the Letter to Shareholders, Q & A, Notice of Shareholder Meeting, the Proxy Statement and Proxy Voting Ballot are available by visiting https://faithinvestorservices.com.

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card, or by faxing it to the number listed on your proxy card, or via internet as indicated in the voting instruction materials whether or not you expect to be present at the Meeting. If you attend the Meeting, you may revoke your proxy and vote your shares in person.

SHP ETF TRUST

PROXY STATEMENT

To Be Held June 15, 2023

INTRODUCTION

The Board of Trustees of SHP ETF Trust, an open-end management investment company organized as a Delaware statutory trust (the “Trust”), has called a special meeting of the shareholders of FIS Biblically Responsible Risk Managed ETF (“PRAY”) and the FIS Knights of Columbus Global Belief ETF (“KOCG”) (each a “Fund” and collectively, the “Funds”), each a series of the Trust. This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of the Trust for use at the special meeting of shareholders of the Trust (the “Meeting”) to be held at 14785 Preston Road, Suite 1000, Dallas, TX 75254, on June 15, 2023 at 11:00 am, Central Time, and at any and all adjournments thereof. The mailing to shareholders of the Notice of Meeting, Proxy Statement, and accompanying form of proxy will commence on or about May 25, 2023.

The Meeting has been called by the Board of Trustees of the Trust for the following purposes:

1.	To approve an advisory agreement between the Trust with respect to each Fund and Faith Investor Services, LLC (“FIS”)

2.	To approve a sub-advisory agreement between FIS on behalf of PRAY and Capital Insight Partners, LLC (“CIP”); and

3.	To approve a sub-advisory agreement between FIS, on behalf of KOCG and Knights of Columbus Asset Advisors LLC (“KOCAA”).

Only shareholders of record at the close of business on May 17, 2023 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof. Shareholders in each FIS Fund will vote separately on Proposal 1, shareholders in PRAY will vote on Proposal 2; and shareholders in KOCG will vote on Proposal 3.

The presence in person or by proxy of the holders of record of thirty-three and one-third percent (33 1/3%) of the total shares of a Fund issued and outstanding and entitled to vote shall constitute a quorum for the transaction of business at the Meeting.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), an affirmative vote of the holders of a majority of the outstanding shares of a each Fund is required for the approval of Proposal 1; an affirmative vote of the holders of a majority of the outstanding voting shares of PRAY is required for the approval of Proposal 2; and an affirmative vote of the holders of a majority of the outstanding voting shares of KOCG is required for the approval of Proposal 3. As defined in the 1940 Act, a “vote of the holders of a majority of the outstanding voting” shares of a Fund means the vote of (1) 67% or more of the voting shares of a Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Important Notice Regarding Internet Availability of Proxy Materials

This Proxy Statement is available at https://faithinvestorservices.com or by calling (203) 972-9300 or Toll-Free (877) 972-0090.

The FIS Funds’ annual and semi-annual reports are available, at no charge, by calling 833-833-1311 or on the FIS Funds’ website at https://faithinvestorservices.com.

PROPOSAL 1

APPROVAL OF AN ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF OF EACH FUND, AND FAITH INVESTOR SERVICES, LLC

Background

You are receiving this Proxy Statement because the current investment advisory agreement between the Trust, on behalf of each Fund, and FIS, the Funds’ current adviser (the “Current Advisory Agreement”), will automatically terminate due to the transaction described below. In order for FIS to continue to provide investment management services to the FIS Funds, you are being asked to approve the New Advisory Agreement. Approval of the New Advisory Agreement will not increase advisory fees paid by the FIS Funds. The New Advisory Agreement is identical in all material respects to the Current Advisory Agreement that it will replace except for the dates of commencement and renewal. The anticipated effective date of the New Advisory Agreement is described in more detail below.

Shareholder approval of the New Advisory Agreement is being requested in connection with a change in the ownership of FIS. Slate Hill Partners LLC (“Slate Hill”) held a 100% ownership interest in FIS. On April 10, 2023, Nelson Joint Trust acquired 100% of FIS’s outstanding Class A (voting) shares from Slate Hill (the “Transaction”). Under the 1940 Act, a party owning, directly or indirectly, more than 25% of the voting securities of a company is presumed to control the company, and any transaction that results in such owner reducing its interest to less than 25% is presumed to constitute a change in control of the investment adviser. The 1940 Act further provides that a transaction that results in a “change in control” of an investment adviser causes any investment advisory agreement between that investment adviser and a registered investment company to be “assigned,” which in turn results in the automatic termination of the investment advisory agreement. Nelson Joint Trust did not acquire the outstanding Class B (non-voting) shares of FIS. The Board of Trustees of the Trust (the “Trustees” or the “Board”) determined that the sale by Slate Hill of its holdings in FIS resulted in a change in control of FIS. As a result, the Current Advisory Agreement and automatically terminated on April 10, 2023. In order for FIS to continue to provide investment management services to the FIS Funds, shareholders are required by the 1940 Act to approve the New Advisory Agreement.

In anticipation of the transactions described above, the Board, including the Trustees who are not “interested persons” as that term is defined in the 1940 Act (“Independent Trustees”), approved the New Advisory Agreement at a meeting held on March 16, 2023, and is now requesting that the shareholders of each FIS Fund approve the New Advisory Agreement. The New Advisory Agreement is identical in all material respects to the Current Advisory Agreement.

The Board, including the Independent Trustees, also approved an interim advisory agreement between FIS and the Trust (the “Interim Advisory Agreement”) on March 16, 2023, to be effective upon the close of the transactions described above. Rule 15a-4 under the 1940 Act permits a fund to enter into an interim advisory or sub-advisory agreement with an adviser, or sub-adviser, to manage a fund in the event of a change of control. Under Rule 15a-4, an interim agreement may remain in place for up to 150 days so that a fund may receive investment advisory or sub-advisory services without interruption while it solicits shareholder approval of a new investment advisory or sub-advisory agreement. The Interim Advisory Agreement approved by the Board is identical to the New Advisory Agreement and Current Advisory Agreement in all material respects except for the dates of execution, effectiveness, and termination. FIS will continue to manage the FIS Funds pursuant to the Interim Agreements until the New Advisory Agreement is approved. All fees earned by FIS pursuant to the Interim Advisory Agreement will be held in escrow pending shareholder approval of the New Advisory Agreement. Upon approval of the New Advisory Agreement by the FIS Funds’ shareholders, the escrowed management fees will be paid to FIS and the Interim Advisory Agreement will terminate.

The Advisory Agreement

At a meeting held on January 13, 2022, the Board, including the Independent Trustees, unanimously approved the Current Advisory Agreement, with respect to PRAY. The Current Advisory Agreement, with respect to KOCG, was unanimously approved by the Board, including the Independent Trustees, on June 16, 2021. In anticipation of the transactions described above, the Board, including the Independent Trustees, unanimously approved the New Advisory Agreement at a meeting held on March 16, 2023. The terms of the New Advisory Agreement are identical in all material respects to those of the Current Advisory Agreement and Interim Advisory Agreement, except for the date of commencement and renewal. Under the terms of the Current Advisory Agreement and the New Advisory Agreement, FIS is entitled to receive an annual Advisory fee from the FIS Funds as follows: 0.68% of PRAY’s average daily net assets and 0.75% of KOCG’s average daily net assets.

During the fiscal year ended May 31, 2022, FIS earned advisory fees from each of the Funds as follows:

Fund	Advisory Fees Earned
PRAY	$42,210*
KOCG	$140,913**
* For the fiscal period from February 8, 2022 (commencement of operations) through May 31, 2022 ** For the fiscal period from July 14, 2021 (commencement of operations) through May 31, 2022

The New Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the applicable FIS Fund. The New Advisory Agreement will automatically terminate on assignment and is terminable upon notice by the FIS Funds. In addition, the New Advisory Agreement can be terminated by FIS on not less than sixty (60) days’ notice to the FIS Funds. The Current Advisory Agreement and New Advisory Agreement may be amended by the parties thereto (which include FIS and the Trust) provided that the amendment is approved by the vote of a majority of the Board of the Trust, including a majority of the Independent Trustees or by the vote of a majority of the outstanding voting securities of each relevant Fund.

The New Advisory Agreement provides that FIS will not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The effective date of the New Advisory Agreement will be the date shareholders of the FIS Funds approve the New Advisory Agreement. If the New Advisory Agreement with FIS is not approved by shareholders, the Board and FIS will consider other options, including a new or modified request for shareholder approval of a new advisory agreement.

The New Advisory Agreement is attached as Exhibit A. You should read the New Advisory Agreement. The description in this Proxy Statement of the New Advisory Agreement is only a summary.

Information Concerning Faith Investor Services, LLC

FIS is a limited liability company, organized under the laws of the state of Delaware, located at 14785 Preston Road, Suite 1000, Dallas, TX 75254. FIS is an investment adviser registered with the Securities and Exchange Commission in the United States under the Investment Advisers Act of 1940, as amended. The names, titles, and addresses of the principal executive officers of FIS are set forth below.

Name and Address*:	Title	Principal Occupation	Position with the Trust
Steven T. Nelson	Managing Member	Managing Member, Capital Insight Partners, LLC	None
Michael Skillman	Chief Executive Officer and Chief Compliance Officer	Chief Executive Officer, Cadence Capital Management (September 1988 – December 2020); President, Pacific Global ETF Trust (February 2019 – September 2020).	Secretary

*Each officer's address is 14785 Preston Road, Suite 1000, Dallas, TX 75254.

Evaluation by the Board of Trustees

The New Advisory Agreement was approved by a majority of the Board, including the Independent Trustees, at a meeting held on March 16, 2023. The Board reviewed the materials provided by FIS in advance of the meeting, conferred with representatives prior to the meeting and further reviewed materials at the meeting. The Trustees were assisted by independent legal counsel throughout the New Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Advisory Agreement.

Nature, Extent, and Quality of Services. The Board reviewed materials provided by FIS related to the proposed approval of the New Advisory Agreement, including a description of its oversight of Capital Insight Partners, LLC and Knights of Columbus Asset Advisors, LLC (the “Sub-Advisers”), a review of the professional personnel who will be performing services for the Funds, FIS’s compliance and risk management infrastructure, its financial strength and resources, and how it will monitor the Sub-Advisers’ investment processes. The Board also noted the extensive responsibilities that FIS will have as investment adviser to the Funds, including: the oversight of the Sub-Advisers’ adherence to the respective Fund’s investment strategy and restrictions, monitoring of the Sub-Advisers’ buying and selling of securities and other transactions, reviewing the Sub-Advisers’ performance, reviewing the proxies voted by the Sub-Advisers’ and oversight of, and the provision of consultation to, the Sub-Advisers’ with respect to the creation of custom creation or redemption baskets for authorized participants; oversight of the daily valuation of the respective Fund’s portfolio holdings; oversight of general Fund compliance with federal and state laws; and implementation of Board directives as they relate to the Funds. The Board also considered research support available to, and management capabilities of, each Fund’s management personnel and that FIS will provide oversight of day-to-day Fund operations, including fund accounting, tax matters, administration, compliance and legal assistance in meeting disclosure and regulatory requirements. The Board discussed the extent of FIS’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel.

Additionally, the Board received satisfactory responses from the representatives of FIS with respect to a series of questions, including: whether FIS was involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of the Trust; and whether there are procedures in place to adequately allocate trades among its respective clients. The Board noted that FIS had reported no material compliance or litigation issues since the initial approval of the Current Advisory Agreement.

The Board reviewed the description provided on the practices for monitoring compliance with the Trust’s investment limitations, noting that FIS’s CCO would periodically review the portfolio managers’ performance of their duties to ensure compliance under FIS’s compliance program. The Board concluded that FIS had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by FIS to the Trust would be satisfactory.

Performance

PRAY. The Board reviewed the Fund’s performance over various periods, noting that the Fund had slightly underperformed the MSCI World Index over the 1-year period and outperformed the S&P 500 over the same period. The Board recognized that the Fund had outperformed the MSCI World Index since inception. The Board also analyzed the Fund’s performance compared to that of a separate account managed by FIS with a strategy similar to that of the Fund. The Board acknowledged that FIS had only been sub-advising PRAY for a short period and determined that it should be afforded an opportunity to sub-advise PRAY over a full market cycle before drawing conclusions about its investment performance. The Trustees discussed that the under the New Advisory Agreement, the Fund would continue to have the same portfolio managers and be advised by the same adviser, FIS, as well as sub-advised by the same sub-adviser, CIP. The Board concluded that, although not dispositive, the past performance of the Fund indicated that FIS could be expected to provide reasonable returns to the Fund.

KOCG. The Board reviewed the performance information regarding the Fund, noting that the Fund had underperformed the MSCI ACWI Index over the 1-year period. The Trustees recognized that under the New Advisory Agreement, the Fund would continue to have the same portfolio managers and be advised by the same adviser, FIS, as well as sub-advised by the same sub-adviser, KOCAA, and concluded that the past performance of the Fund to date has been satisfactory under the present economic circumstances.

Fees and Expenses

PRAY. As to the costs of the services to be provided by FIS, the Board discussed the comparison of advisory fees and total operating expense data and reviewed the Fund’s advisory fee, which is a unitary fee, and overall expenses compared to a peer group comprised of funds selected by FIS, each of which had similar investment objectives and faith-based strategies. The Board was aware that under the unitary fee arrangement, FIS is contractually obligated to pay the fees of each of the Fund’s service providers, with the exception of FIS’s advisory fee, and certain other expenses.

The Board considered the fact that FIS would charge the Fund an investment advisory fee of 68 basis points, which was lower than the average expense ratio of the peers identified by FIS. The Board also recognized that the proposed advisory fee under the New Advisory Agreement was equivalent to the advisory fee under the Current Advisory Agreement. The Board concluded that based on the nature, quality and extent of FIS’s services to be provided to the Trust and comparative fee and expense data, the advisory fee charged by FIS and the estimated expenses for the Trust were reasonable.

KOCG. As to the costs of the services to be provided by FIS, the Board discussed the comparison of advisory fees and total operating expense data and reviewed the Fund’s advisory fee, which is a unitary fee, and overall expenses compared to a peer group constructed by FIS and KOCAA, each of which had similar investment objectives and faith-based strategies. The Board was aware that under the unitary fee arrangement, FIS is contractually obligated to pay the fees of each of the Fund’s service providers, with the exception of FIS’s advisory fee, and certain other expenses. The Board considered the fact that FIS would charge the Fund an investment advisory fee of 75 basis points. The Board noted that the advisory fee for the Fund was higher than the other ETFs in the peer group, noting, however, that several of the peer ETFs were index or passive ETFs while the Fund will be actively managed. The Board concluded that based on the nature, quality and extent of FIS’s services to be provided to the Fund and comparative fee and expense data, the proposed advisory fee and the estimated expenses for the Fund were reasonable.

Economies of Scale. As to the extent to which the Funds will realize economies of scale as they grow, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed FIS’s expectations for growth of the Funds. The Board determined that to the extent that material economies of scale were to be achieved in the future, and such economies of scale had not been shared with the Funds, the Board would seek to have those economies of scale shared with the Funds in connection with future renewals of the New Advisory Agreement.

Profitability

PRAY. The Board considered the level of profits that could be expected to accrue to FIS with respect to the Fund based on a profitability analysis reviewed by the Board and the selected financial information of FIS provided by FIS to the Board. After review and discussion, the Board concluded the investment advisory relationship would initially be unprofitable to FIS and, once the Fund had sufficient assets, the anticipated profit from FIS’s relationship with the Fund would not be excessive.

KOCG. The Board considered the level of profits that could be expected to accrue to FIS with respect to the Trust based on a profitability analysis reviewed by the Board and the selected financial information of FIS provided by FIS to the Board. After review and discussion, the Board concluded the investment advisory relationship would initially be unprofitable to FIS and, once the Fund had sufficient assets, the anticipated profit from FIS’s relationship with the Fund would not be excessive.

Fall-Out Benefits. The Board considered potential benefits to FIS from acting as investment adviser based on the potential success of the Funds, but that such benefits were not presently quantifiable. The Board noted that the Trust’s service providers are not affiliated with FIS, so that such services do not give rise to “fall-out” benefits for FIS and its affiliates.

Conclusion. Having requested and received such information from FIS as the Board believed to be reasonably necessary to evaluate the terms of the New Advisory Agreement with respect to each Fund, and as assisted by the advice of independent counsel, the Board determined that approval of the New Advisory Agreement was in the best interest of each Fund and their respective shareholders.

The Board of Trustees, including the Independent Trustees, recommends that shareholders of each Fund vote “FOR” approval of the New Advisory Agreement with FIS.

PROPOSAL 2

APPROVAL OF A SUB-ADVISORY AGREEMENT BETWEEN

FIS AND CIP WITH RESPECT TO PRAY

Background

The primary purpose of this proposal is to enable CIP to continue serve as the investment sub-adviser to PRAY. The current sub-advisory agreement between FIS, on behalf of PRAY, and CIP, PRAY’s current sub-adviser (a “Current Sub-Advisory Agreement”), automatically terminated due to the termination of the Current Advisory Agreement that resulted from the transaction described in Proposal 1. In order for CIP to continue to provide investment management services to the PRAY, you are being asked to a new sub-advisory agreement between FIS and CIP (the “New Sub-Advisory Agreement”). The New Sub-Advisory Agreement is identical in all material respects to the Current Sub-Advisory Agreement that it will replace except for the dates of commencement and renewal. The effective date of each of the New Sub-Advisory Agreement will be the date it is approved by shareholders of each PRAY.

Pursuant to the terms of the Current Sub-Advisory Agreement, the agreement automatically terminated as a result of the assignment of investment advisory agreement between FIS and the Trust, with respect to PRAY. Therefore, shareholders are being asked to approve the New Sub-Advisory Agreement.

In anticipation of the transactions described under Proposal 1, the Board, including the Trustees who are not “interested persons” as that term is defined in the 1940 Act (“Independent Trustees”), approved the New Sub-Advisory Agreement and is now requesting that the shareholders of PRAY approve the New Sub-Advisory Agreement. The New Sub-Advisory Agreement is identical in all material respects to the Current Sub-Advisory Agreement.

The Board, including the independent Trustees, also approved an interim sub-advisory agreement between FIS and CIP (the “Interim Sub-Advisory Agreement”) on March 16, 2023, to be effective upon the termination of the transaction discussed in Proposal 1. Rule 15a-4 under the 1940 Act permits a fund to enter into an interim sub-advisory agreement with a sub-adviser to manage a fund in the event of a change of control. Under Rule 15a-4, an interim agreement may remain in place for up to 150 days so that a fund may receive investment advisory or sub-advisory services without interruption while it solicits shareholder approval of a new sub-advisory agreement. The Interim Sub-Advisory Agreement approved by the Board is identical to the New Sub-Advisory Agreement and the Current Sub-Advisory Agreement, in all material respects except for the dates of execution, effectiveness, and termination. FIS and CIP will continue to manage PRAY pursuant to the Interim Advisory and Interim Sub-Advisory Agreements until the New Advisory and New Sub-Advisory Agreement are approved. All fees earned by CIP pursuant to the Interim Sub-Advisory Agreement will be held in escrow pending shareholder approval of the New Sub-Advisory Agreement. Upon approval of the New Advisory Agreement and Sub-Advisory Agreement by shareholders of PRAY, the escrowed management fees will be paid to FIS and CIP, respectively, and the Interim Agreements will terminate.

The Sub-Advisory Agreement

At a meeting on January 13, 2022, the Board, including the Independent Trustees, unanimously approved the Current Sub-Advisory Agreement. The Current Sub-Advisory Agreement was also approved by the initial shareholder of PRAY on February 7, 2022. In anticipation of the transactions described above, the Board, including the Independent Trustees, unanimously approved the New Sub-Advisory Agreement. The terms of the New Sub-Advisory Agreement are identical in all material respects to those of the Current Sub-Advisory Agreement, except for the date of commencement and renewal. Under the terms of the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, CIP makes investment decisions for PRAY and also ensures compliance with PRAY’s investment policies and guidelines. For its services, CIP is paid a fee by FIS equal to 50% of the net profits earned from the advisory fees paid by PRAY to FIS pursuant to the Current Advisory Agreement. Net profits are defined as management fees collected from PRAY net of FIS’s expense obligations pursuant to the Current Advisory Agreement.

The effective date of the New Sub-Advisory Agreement with respect to PRAY will be the date shareholders of PRAY approve the New Sub-Advisory Agreement. If the New Sub-Advisory Agreement with CIP is not approved by shareholders of PRAY, the Board, FIS and CIP will consider other options, including a new or modified request for shareholder approval of a new sub-advisory agreement. For more complete information and for all of the provisions of the New Sub-Advisory Agreement, please refer to the form of the New Sub-Advisory Agreement, which is attached to this Proxy Statement as Exhibit B. You should read the New Sub-Advisory Agreement. The description in this Proxy Statement of the New Sub-Advisory Agreement is only a summary.

Information Concerning Capital Insight Partners, LLC

CIP is a limited liability company organized under the laws of Arizona and located at 7328 East Deer Valley Road, Suite 105, Scottsdale, Arizona, 83255. CIP is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The names, titles, addresses and principal occupations of the principal executive officers of CIP are set forth below:

Name and Address*:	Title	Position with the Trust
Susan Anastasiadis	Managing Member and Chief Compliance Officer	None
Steven Nelson	Managing Member	None

* The address of each officer is 7328 East Deer Valley Road, Suite 105, Scottsdale, Arizona, 83255

Evaluation by the Board of Trustees

The New Sub-Advisory Agreement was approved by a majority of the Board, including the Independent Trustees, at a meeting held on March 16, 2023. The Board reviewed the materials provided by CIP in advance of the meeting, conferred with representatives prior to the meeting and further reviewed materials at the meeting. The Trustees were assisted by independent legal counsel throughout the New Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the New Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Sub-Advisory Agreement.

Nature, Extent, and Quality of Services. As to the nature, quality and extent of the services to be provided by CIP, the Board noted the experience of the portfolio management and research personnel of CIP, including their experience in the investment field, education and industry credentials. The Board reviewed the materials prepared by CIP describing its investment process. The Board received satisfactory responses from CIP with respect to a series of questions, including whether CIP is involved in any lawsuits or pending regulatory actions. The Board discussed CIP’s compliance structure and broker-dealer selection process noting that the Fund would be an actively managed equity fund. The Board concluded that CIP had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the New Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services to be provided to the Fund would be satisfactory.

Performance. The Board recalled its discussion of the Fund’s performance when considering approval of the New Advisory Agreement. The Trustees recognized that the Fund would continue to have the same portfolio managers and be sub-advised by the same sub-adviser, CIP, under the New Sub-Advisory Agreement. The Board concluded that, although not dispositive, the performance of the Fund to date indicated that CIP could be expected to provide satisfactory returns to the Fund.

Fees and Expenses. As to the costs of the services to be provided by CIP, the Board discussed the sub-advisory fee payable by FIS to CIP, pursuant to the New Sub-Advisory Agreement. The Board considered that Sub-Adviser is to be paid by FIS and not by the Fund. FIS confirmed to the Board that FIS was of the opinion that the sub-advisory fees to be paid to CIP were reasonable in light of the anticipated quality of the services to be performed by CIP and the proposed division of services between FIS and CIP. The Trustees discussed the total fees expected to be paid to CIP, noting that CIP will receive no other compensation from the Fund or FIS except the sub-advisory fee earned pursuant to the New Sub-Advisory Agreement and payable by FIS. Based on the representations of FIS and Sub-Adviser and the meeting materials provided, the Board concluded that the sub-advisory fee to be paid to CIP was reasonable and the sub-advisory fee, in relation to the total advisory fee, was acceptable.

Economies of Scale. The Board considered whether CIP would realize economies of scale with respect to the sub-advisory services provided to PRAY during the initial term of the New Sub-Advisory Agreement and concluded this was unlikely. The Board agreed that this was primarily an advisor level issue and should be considered with respect to the overall advisory agreement, taking into consideration the impact of the sub-advisory expense.

Profitability. The Board reviewed the profitability analysis provided by CIP, noting that CIP was sub-advising PRAY at a loss. The Trustees noted that all sub-advisory fees will be paid by FIS, and not directly paid by PRAY. Consequently, the Board concluded that excessive profitability was not an issue for CIP at this time and did not consider CIP’s anticipated profitability being an issue during the initial two-year term of the New Sub-Advisory Agreement.

Fall-Out Benefits. The Board considered potential benefits to CIP from acting as sub-adviser to the PRAY based on the potential success of the Fund, but that such benefits are not presently quantifiable. The Board noted that the Trust’s service providers are not affiliated with CIP, so that such services do not give rise to “fall-out” benefits for CIP and its affiliates.

Conclusion. Having requested and received such information from CIP as the Board believed to be reasonably necessary to evaluate the terms of the New Sub-Advisory Agreement with respect to PRAY, and as assisted by the advice of independent counsel, the Board determined that approval of the New Sub-Advisory Agreement was in the best interest of PRAY and its shareholders.

The Board, including the Independent Trustees, recommends that shareholders of the Fund vote “FOR” approval of the New Sub-Advisory Agreement.

PROPOSAL 3

APPROVAL OF A SUB-ADVISORY AGREEMENT BETWEEN

FIS AND KOCAA WITH RESPECT TO KOCG

Background

The primary purpose of this proposal is to enable KOCAA to continue serve as the investment sub-adviser to KOCG. The current sub-advisory agreement between FIS, on behalf of KOCG, and KOCAA, KOCG’s current sub-adviser (a “Current Sub-Advisory Agreement”), automatically terminated due to the termination of the Current Advisory Agreement that resulted from the transaction described in Proposal 1. In order for KOCAA to continue to provide investment management services to the KOCG, you are being asked to a new sub-advisory agreement between FIS and KOCAA (the “New Sub-Advisory Agreement”). The New Sub-Advisory Agreement is identical in all material respects to the Current Sub-Advisory Agreement that it will replace except for the dates of commencement and renewal. The effective date of each of the New Sub-Advisory Agreement will be the date it is approved by shareholders of KOCG.

Pursuant to the terms of the Current Sub-Advisory Agreement, the agreement automatically terminated as a result of the assignment of investment advisory agreement between FIS and the Trust, with respect to KOCG. Therefore, shareholders are being asked to approve the New Sub-Advisory Agreement.

In anticipation of the transactions described under Proposal 1, the Board, including the Trustees who are not “interested persons” as that term is defined in the 1940 Act (“Independent Trustees”), approved the New Sub-Advisory Agreement and is now requesting that the shareholders of KOCG approve the New Sub-Advisory Agreement. The New Sub-Advisory Agreement is identical in all material respects to the Current Sub-Advisory Agreement.

The Board, including the independent Trustees, also approved an interim sub-advisory agreement between FIS and KOCAA (the “Interim Sub-Advisory Agreement”) on March 16, 2023, to be effective upon the termination of the transaction discussed in Proposal 1. Rule 15a-4 under the 1940 Act permits a fund to enter into an interim sub-advisory agreement with a sub-adviser to manage a fund in the event of a change of control. Under Rule 15a-4, an interim agreement may remain in place for up to 150 days so that a fund may receive investment advisory or sub-advisory services without interruption while it solicits shareholder approval of a new sub-advisory agreement. The Interim Sub-Advisory Agreement approved by the Board is identical to the New Sub-Advisory Agreement and the Current Sub-Advisory Agreement, in all material respects except for the dates of execution, effectiveness, and termination. FIS and KOCAA will continue to manage KOCG pursuant to the Interim Advisory and Interim Sub-Advisory Agreements until the New Advisory and New Sub-Advisory Agreement are approved. All fees earned by KOCAA pursuant to the Interim Sub-Advisory Agreement will be held in escrow pending shareholder approval of the New Sub-Advisory Agreement. Upon approval of the New Advisory Agreement and Sub-Advisory Agreement by shareholders of KOCG, the escrowed management fees will be paid to FIS and KOCAA, respectively, and the Interim Agreements will terminate.

The Sub-Advisory Agreement

At a meeting on June 16, 2021, the Board, including the Independent Trustees, unanimously approved the Current Sub-Advisory Agreement. The Current Sub-Advisory Agreement was also approved by the initial shareholder of KOCG on June 24, 2021. In anticipation of the transactions described above, the Board, including the Independent Trustees, unanimously approved the New Sub-Advisory Agreement. The terms of the New Sub-Advisory Agreement are identical in all material respects to those of the Current Sub-Advisory Agreement, except for the date of commencement and renewal. Under the terms of the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, KOCAA makes investment decisions for KOCG and also ensures compliance with KOCG’s investment policies and guidelines. For its services, KOCAA is paid a fee by FIS, computed daily at an annual rate based on the average daily net assets of KOCG equal to the higher of (i) 25 basis points multiplied by Fund assets or (ii) 30% of FIS’s gross revenue on Fund assets to and including $150,000,000; 40% of FIS’s gross revenue on Fund assets from $150,000,001 to $300,000,000, and 50% of FIS’s gross revenue on Fund Assets from $300,000,001 and above.

The effective date of the New Sub-Advisory Agreement with respect to KOCG will be the date shareholders of KOCG approve the New Sub-Advisory Agreement. If the New Sub-Advisory Agreement with KOCAA is not approved by shareholders of KOCG, the Board, FIS and KOCAA will consider other options, including a new or modified request for shareholder approval of a new sub-advisory agreement. For more complete information and for all of the provisions of the New Sub-Advisory Agreement, please refer to the form of the New Sub-Advisory Agreement, which is attached to this Proxy Statement as Exhibit C. You should read the New Sub-Advisory Agreement. The description in this Proxy Statement of the New Sub-Advisory Agreement is only a summary.

Information Concerning Knights of Columbus Asset Advisors LLC

KOCAA is a limited liability company organized under the laws of Delaware and located at One Columbus Plaza, New Haven, Connecticut, 06510. KOCAA is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The names, titles, addresses and principal occupations of the principal executive officers of KOCAA are set forth below:

Name and Address*:	Title	Position with the Trust
Anthony Minopoli	President and Chief Investment Officer	None
Michael Votto	Vice President and Special Counsel	None
Gilles Marchand	Vice President, Portfolio Manager	None
Edward Jordan	Vice President, Portfolio Manager	None
Timothy Kirwan	Chief Compliance Officer	None

* The address of each officer is One Columbus Plaza, New Haven, Connecticut, 06510.

Evaluation by the Board of Trustees

The New Sub-Advisory Agreement was approved by a majority of the Board, including the Independent Trustees, at a meeting held on March 16, 2023. The Board reviewed the materials provided by KOCAA in advance of the meeting, conferred with representatives prior to the meeting and further reviewed materials at the meeting. The Trustees were assisted by independent legal counsel throughout the New Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the New Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Sub-Advisory Agreement.

Nature, Extent, and Quality of Services. As to the nature, quality and extent of the services to be provided by KOCAA, the Board noted the experience of the portfolio management and research personnel of KOCAA, including their experience in the investment field, education and industry credentials. The Board reviewed the materials prepared by KOCAA describing its investment process. The Board received satisfactory responses from KOCAA with respect to a series of questions, including whether KOCAA is involved in any lawsuits or pending regulatory actions. The Board discussed KOCAA’s compliance structure and broker-dealer selection process noting that the Fund would be an actively managed equity fund. The Board concluded that KOCAA had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the New Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services to be provided to the Fund would be satisfactory.

Performance. The Board recalled its review of the Fund’s performance when considering approval of the New Advisory Agreement. The Trustees recognized that the Fund would continue to have the same portfolio managers and be sub-advised by the same sub-adviser, KOCAA, and concluded that the performance of the Fund to date had been satisfactory under the present economic circumstances.

Fees and Expenses. As to the costs of the services to be provided by KOCAA, the Board discussed the sub-advisory fee payable by FIS to KOCAA pursuant to the New Sub-Advisory Agreement, acknowledging it was equivalent to the sub-advisory fee payable by FIS to KOCAA pursuant to the Current Sub-Advisory Agreement. The Board considered that KOCAA is to be paid by FIS and not by the Fund. FIS confirmed to the Board that FIS was of the opinion that the sub-advisory fees to be paid to KOCAA were reasonable in light of the anticipated quality of the services to be performed by KOCAA and the proposed division of services and risks between FIS and KOCAA. It was noted that FIS and KOCAA were not affiliated companies. The Trustees discussed the total fees expected to be paid to KOCAA and noted that KOCAA would receive no other compensation from the Fund or FIS except the sub-advisory fee earned pursuant to the New Sub-Advisory Agreement and payable by FIS. Based on the representations of FIS and KOCAA and the meeting materials provided, the Board concluded that the sub-advisory fee to be paid to KOCAA was reasonable and the sub-advisory fee, in relation to the total advisory fee, was acceptable.

Economies of Scale. The Board considered whether KOCAA would realize economies of scale with respect to the sub-advisory services provided to KOCG during the initial term of the New Sub-Advisory Agreement and concluded this was unlikely. The Board agreed that this was primarily an advisor level issue and should be considered with respect to the overall advisory agreement, taking into consideration the impact of the sub-advisory expense.

Profitability. The Board reviewed the profitability analysis provided by KOCAA, noting that KOCAA was managing KOCG at a loss. The Trustees noted that all sub-advisory fees will be paid by FIS, and not directly paid by the Fund. Consequently, the Board concluded that excessive profitability was not an issue for KOCG at this time and did not consider KOCAA’s anticipated profitability to being an issue during the initial two-year term of the New Sub-Advisory Agreement.

Fall-Out Benefits. The Board considered potential benefits to KOCAA from acting as sub-adviser to the Fund based on the potential success of the Fund, but that such benefits are not presently quantifiable. The Board noted that the Trust’s service providers are not affiliated with KOCAA, so that such services do not give rise to “fall-out” benefits for KOCAA and its affiliates.

Conclusion - Having requested and received such information from KOCAA as the Board believed to be reasonably necessary to evaluate the terms of the New Sub-Advisory Agreement with respect to KOCG, and as assisted by the advice of independent counsel, the Board determined that approval of the New Sub-Advisory Agreement was in the best interest of KOCG and its shareholders.

The Board, including the Independent Trustees, recommends that shareholders of the Fund vote “FOR” approval of the New Sub-Advisory Agreement.

Approval of a proposal for one or more adjournments of the special meeting to solicit additional proxies, if there are insufficient proxies at the special meeting to approve either of the foregoing proposals.

Adjournment(s) of the Meeting

If a quorum is not present at the Meeting or in the event that the number of shares of present in person or represented by proxy at the Meeting and voting FOR the adoption of Proposal 1, Proposal 2 or Proposal 3 is insufficient to adopt Proposal 1, Proposal 2 or Proposal 3, the Trust may move to adjourn the Meeting in order to enable the Board to solicit additional proxies in favor of the adoption of Proposal 1, Proposal 2 or Proposal 3. The Trust may move for a subsequent adjournment if the same conditions are present at the Meeting as-adjourned. One or more adjournments of the Meeting may be held within a reasonable time after the date set for the Meeting without the necessity of further notice. Any business that might have been transacted at the Meeting may be transacted at any such adjourned session(s) at which a quorum is present.

The Board of Trustees, including the Independent Trustees, recommends that shareholders vote “FOR” approval of adjournments.

OTHER INFORMATION

OPERATION OF THE FUNDS

SHP ETF Trust, a Delaware statutory trust, is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company (or mutual fund). The Trust was formed by a Certificate of Trust on February 1, 2021. The Trust’s Declaration of Trust, dated June 15, 2021, permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series. The Trust's principal office is located at 14785 Preston Road, Suite 1000, Dallas, TX 75254; and its phone number is (914) 443-5008. The Board of Trustees supervises the business activities of the Trust. Like other registered investment companies, the Trust retains various organizations to perform specialized services. The Trust retains Faith Investor Services, LLC, located at 14785 Preston Road, Suite 1000, Dallas, TX 75254, as the investment adviser to both series of the Trust. Foreside Fund Services, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the Trust's principal underwriter and acts as the distributor of Creation Units of each Fund using commercially reasonable efforts, subject to various conditions. U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, WI 53202 provides the Trust with administrative, transfer agent, and fund accounting services.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the New Advisory Agreement or Sub-Advisory Agreement, as applicable, and at the discretion of the holders of the proxy on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the Secretary of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, the following shares of beneficial interest of the Funds were issued and outstanding for a total of 1,890,000 shares:

Name of Fund	Shares Outstanding
FIS Biblically Responsible Risk Managed ETF	1,000,000
FIS Knights of Columbus Global Belief ETF	890,000

Approval of Proposals

Shareholders of record of each FIS Fund on the Record Date are entitled to vote at the Meeting on Proposal 1. Only FIS Biblically Responsible Risk Managed ETF shareholders of record on the Record Date are entitled to vote at the Meeting on Proposal 2. Only FIS Knights of Columbus Global Belief ETF shareholders of record on the Record Date are entitled to vote at the Meeting on Proposal 3. Each shareholder of a FIS Fund is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter with respect to the FIS Funds submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the FIS Funds is required for the approval of the proposed New Advisory Agreement. An affirmative vote of the holders of a majority of the outstanding shares of the FIS Biblically Responsible Risk Managed ETF and FIS Knights of Columbus Global Belief ETF is required for the approval of the proposed New Sub-Advisory Agreement with respect to each Fund. The 1940 Act defines “majority of the outstanding voting share” to mean the vote (i) of 67% or more of the voting securities (i.e., shares) present at the Meeting, if the holders of more than 50% of the outstanding voting securities of each FIS Fund are present or represented by proxy; or (ii) of more than 50% of the outstanding voting securities of a FIS Fund, whichever is less. This means that Proposals 1, 2, and 3 may be approved by less than a majority of the outstanding shares of each FIS Fund, provided a quorum is present at the Meeting.

Shareholders in each FIS Fund will vote separately on Proposals 1, 2, and 3. If Proposals 1 and 2 are approved by the shareholders of PRAY, the changes will be effective for PRAY as of the date of the Meeting or any adjournment thereof. If shareholders of PRAY fail to approve either of Proposals 1 or 2, none of the changes contemplated by Proposals 1 and 2 will be effective for that PRAY. If Proposals 1 and 3 are approved by the shareholders of KOCG, the changes will be effective for KOCG as of the date of the Meeting or any adjournment thereof. If shareholders of KOCG fail to approve either of Proposals 1 or 3, none of the changes contemplated by Proposals 1 and 3 will be effective for KOCG.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the FISFunds represented at the Meeting, but they are not affirmative votes for any proposal. As a result, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

Under the rules of the New York Stock Exchange (NYSE), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting). The NYSE considers the proposals to be voted upon at the Meeting to be non-routine matters that affect substantially a shareholders’ rights or privileges. Consequently, brokers holding shares of the FIS Funds on behalf of clients may not vote on the Proposals absent instructions from the beneficial owners of the shares.

Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees.

The presence, either in person or by proxy, of shareholders entitled to cast one-third of all the votes entitled to be cast at the Meeting shall constitute a quorum. If (1) a quorum is not present at the Meeting, or (2) a quorum is present but sufficient votes in favor of a proposal have not been obtained, then the Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, whether or not a quorum is present, to permit further solicitation of proxies. The persons named as proxies may also adjourn the Meeting for any other reason in their discretion. Any adjourned Meeting may be held, within a reasonable time after the date set for the original Meeting, without the necessity of further notice unless a new record date of the adjourned Meeting is fixed. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment. In determining whether to vote for adjournment, the persons named as proxies shall consider all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, in determining that an adjournment and additional solicitation is reasonable and in the interests of shareholders. At any adjourned Meeting, the Trust may transact any business which might have been transacted at the original Meeting.

The individuals named as proxies will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the Meeting.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Shareholders owning more than 25% of the shares of a Fund who have the power to vote those shares are presumed to “control” a Fund, as that term is defined under the 1940 Act. Persons controlling a Fund can generally determine the outcome of any proposal submitted to the shareholders of that Fund for approval. the following shareholders of record owned 5% or more of the outstanding shares of the Funds:

Principal Holders (As of May 17, 2023)	Address	Ownership % in PRAY	Ownership % in KOCG
Capital Insight Partners, LLC*	7328 East Deer Valley Road, Suite 105, Scottsdale, Arizona, 83255	95.912%**	0%
Knights of Columbus Asset Advisors, LLC*	One Columbus Plaza, New Haven, Connecticut 06510	0%	89.888%**

*	For the benefit of its customers.

**	May be deemed to control the Fund.

As of the Record Date, the officers and Board of Trustees of the Funds collectively owned less than one percent (1%) of the outstanding shares of PRAY and less than one percent (1%) of the outstanding shares of KOCG.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to the Trust's Secretary.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of proxies will be borne by FIS. The estimated cost of these services is approximately $24,000. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Trust of whom they have knowledge, and FIS will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and the investment adviser may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Trust's Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

COMMUNICATIONS WITH THE BOARD

The Trust's Board believes that it is important for shareholders to have a process to send communications to the Board. Accordingly, a shareholder of the Trust wishing to communicate with the Board may do so in writing, signed by the shareholder and setting forth: (a) the name and address of the shareholder; (b) the number of shares of the Funds owned by the shareholder; and (c) if the shares are owned indirectly through a broker or other record owner, the name of the broker or other record owner. These communications should be addressed as follows: Secretary, SHP ETF Trust, 14785 Preston Road, Suite 1000 Dallas, TX 75254.

The Secretary of the Trust is responsible for collecting, reviewing, and organizing all properly-submitted shareholder communications. With respect to each properly-submitted shareholder communication, the Secretary, in most instances, either will: (i) provide a copy of the communication to the appropriate Committee of the Board or to the full Board at the Committee's or Board's next regularly-scheduled meeting; or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the appropriate Committee of the Board or to the full Board promptly after receipt.

The Secretary, in good faith, may determine that a shareholder communication should not be provided to the appropriate Committee of the Board or to the full Board because the communication: (i) does not reasonably relate to the Trust or the Trust's operations, management, activities, policies, service providers, Board of Trustees, or one of the Committees of the Board, officers, or shareholders, or other matters relating to an investment in the Trust; or (ii) is ministerial in nature (such as a request for Trust literature, share data, or financial information).

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, write the Trust at 14785 Preston Road, Suite 1000 Dallas, TX 75254, or call the Trust at (203) 972-9300 or Toll-Free (877) 972-0090.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON June 15, 2023.

A copy of the Letter to Shareholders, Q & A, Notice of Shareholder Meeting, the Proxy Statement and Proxy Voting Ballot are available by visiting https://faithinvestorservices.com.

If you have any questions before you vote, please call our proxy information line at (203) 972-9300 or Toll-Free (877) 972-0090. Representatives are available Monday through Friday 9 a.m. to 5 p.m., Eastern time to answer your questions about the proxy material or about how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

By Order of the Board of Trustees

Garrett Paolella

President and Trustee

May 15, 2023

Exhibit A

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT, dated April [  ], 2023, between SHP ETF Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, and Faith Investor Services LLC, a limited liability company organized under the laws of the State of Delaware (the “Adviser”).

WHEREAS, the Adviser is engaged in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Trust is an investment company and is registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets;

WHEREAS, the Trust offers shares representing interests in each of the separate series listed on Schedule A attached hereto (each, a “Fund” and collectively, the “Funds”);

WHEREAS, the Trust desires to appoint the Adviser to serve as the investment adviser with respect to each of the Funds;

WHEREAS, the Trust may, from time to time, offer shares representing interests in one or more additional series (each, an “Additional Fund” and collectively, the “Additional Funds”);

WHEREAS, the Trust may desire to appoint the Adviser as the investment adviser with respect to one or more of the “Additional Funds” (each such Additional Fund when added to Schedule A hereto being referred to herein individually as a “Fund” and included in the term, the “Funds”);

WHEREAS, the Adviser is willing to provide management and investment advisory services to the Funds on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set out in this Agreement, the Trust and the Adviser agree as follows:

1.	INVESTMENT DESCRIPTION; APPOINTMENT

(a)          Investment Description. Each Fund will invest and reinvest its assets in accordance with the investment objective(s), policies and limitations specified in the prospectus (the “Prospectus”) relating to such Fund filed with the Securities and Exchange Commission (the “SEC”) as part of the Fund’s Registration Statement on Form N-1A, as it may be periodically amended or supplemented and in accordance with exemptive orders and no-action letters issued to the Trust by the SEC and its staff.

(b)          Appointment of Adviser. The Trust, on behalf of each Fund, hereby employs the Adviser to act as the manager and investment adviser of each Fund and to furnish, or arrange for its affiliates or other subadvisers to furnish, the management and investment advisory services described below, subject to the policies of, review by and overall control of the Board of Trustees of the Trust (the “Board” or the “Trustees”), for the period and on the terms and conditions set forth in this Agreement. The Adviser hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations set out in this Agreement for the compensation provided for herein. The Adviser and its affiliates for all purposes herein shall be deemed to be independent contractors and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Funds in any way or otherwise be deemed agents of the Funds.

2.	DUTIES OF THE ADVISER

(a)          Management and Administrative Services. The Adviser shall perform, or arrange for the performance of, the management and administrative services necessary for the operation of each Fund, including administering shareholder accounts and handling shareholder relations. The Adviser shall provide the Funds with office space, facilities, equipment and necessary personnel and such other services as the Adviser, subject to review by the Board, from time to time shall determine to be necessary or useful to perform its obligations under this Agreement. The Adviser, also on behalf of the Funds, shall conduct relations with custodians, depositories, transfer agents, pricing agents, exchanges, lead market makers, authorized participants, dividend disbursing agents, other shareholder servicing agents, proxy voting agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Adviser generally shall monitor each Fund’s compliance with investment policies and restrictions as set forth in filings made by the Fund under the federal securities laws. The Adviser shall make reports to the Board of its performance of obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Funds as it shall determine to be desirable.

(b)          Investment Advisory Services. Subject to the oversight, direction and approval of the Board, the Adviser will conduct, or cause to be conducted, a continual program of investment, evaluation, sale, and reinvestment of each Fund’s assets. Subject to paragraph (c) below, the Adviser is authorized, in its sole discretion, to: (i) obtain and evaluate pertinent economic, financial, and other information affecting each Fund and its investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the Funds; (ii) make investment decisions for the Funds; (iii) place purchase and sale orders for portfolio transactions on behalf of the Funds and manage otherwise uninvested cash assets of the Funds; (iv) arrange for the pricing of Fund securities; (v) execute account documentation, agreements, contracts and other documents as may be requested by brokers, dealers, counterparties and other persons in connection with the Adviser’s management of the assets of the Funds (in such respect, and only for this limited purpose, the Adviser will act as the Funds’ agent and attorney-in-fact); (vi) employ professional portfolio managers and securities analysts who provide research and other services to the Funds; and (vii) make decisions with respect to the use by the Funds of borrowing for leverage or other investment purposes as consistent with the Fund’s investment objective(s) and policies. The Adviser will in general take such action as is appropriate to effectively manage each Fund’s investment practices.

In addition:

(1)	The Adviser will maintain and preserve the records specified in Section 17 of this Agreement and any other records related to each Fund’s transactions as are required under any applicable state or federal securities law or regulation, including: the 1940 Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Advisers Act.

(2)	The Adviser shall notify the Trust immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Funds’ or the Adviser’s policies, guidelines or procedures. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. The Adviser will promptly notify the Trust in the event: (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust or the compliance by the Adviser with the federal or state securities laws; or (ii) an actual change in control of the Adviser resulting in an assignment has occurred or is otherwise proposed to occur. The Adviser shall notify the Trust immediately upon detection of any material breach of any of the Trust’s policies and procedures required by Rule 38a-1 under the 1940 Act.

(3)	The Adviser will maintain a written code of ethics (the “Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), a copy of which will be provided to the Trust, and will institute procedures reasonably necessary to prevent any “Access Person” (as defined in Rule 17j-1) from violating its Code of Ethics. The Adviser will follow such Code of Ethics in performing its services under this Agreement. Further, the Adviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Adviser and its employees, a copy of which it will provide to the Trust upon any reasonable request. The Adviser shall ensure that its employees will comply in all material respects with the provisions of Section 16 of the Exchange Act, and to cooperate reasonably with the Trust for purposes of filing any required reports with the SEC or such other regulator having appropriate jurisdiction.

(4)	The Adviser will manage, or cause to be managed, the investment and reinvestment of the assets of each Fund in a manner consistent with each Fund’s investment objectives and policies as stated in its Prospectus. The Adviser also will manage, or cause to be managed, the investments of each Fund in a manner consistent with any and all applicable investment restrictions (including diversification requirements, if applicable) contained in the 1940 Act and the rules and regulations under the 1940 Act, any exemptive orders issued by the SEC applicable to the Funds or any relevant SEC staff no-action letter, Rule 6c-11 under the 1940 Act, listing standards under the applicable stock exchange and any applicable state securities law or regulation. The Trust will provide the Adviser with copies of any such SEC exemptive orders or SEC staff no-action letters. The Adviser shall perform quarterly and annual tax compliance tests with respect to each Funds’ compliance with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), if applicable, and promptly furnish reports of such tests to any Sub-Adviser (as defined below) after each quarter end to ensure that each Fund is in compliance with the Code, if applicable. The Adviser agrees to perform its duties hereunder in complete compliance with the Funds’ policies and procedures adopted pursuant to Rule 38a-1 of the 1940 Act, and the Adviser’s duties and obligations of Rule 206(4)-7 under the Advisers Act, including providing the Chief Compliance Officer of the Trust and/or the Board with such information, reports and certifications as they may reasonably request.

(5)	The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for each Fund’s securities to the Adviser. So long as proxy voting authority for a Fund has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Funds. The Adviser shall provide or cause to be provided periodic reports and keep or cause to be kept records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time. The Trust acknowledges and agrees that the Adviser may delegate its responsibility to vote proxies for a Fund to the Fund’s Sub-Adviser(s). The Adviser or a Sub-Adviser may, to the extent consistent with its fiduciary duty to the Funds and with Rule 206(4)-6 under the Advisers Act, employ a third-party firm that specializes in corporate governance research and advising on proxy voting to assist the Adviser or Sub-Adviser, subject to the Adviser’s or Sub-Adviser’s oversight, in exercising the Adviser’s or Sub-Adviser’s proxy voting responsibilities. The Trust further acknowledges that, to the extent consistent with its fiduciary duty to the Funds and with Rule 206(4)-6 under the Advisers Act, the Adviser or Sub-Adviser may vote proxies for securities held by the Trust differently than it votes proxies for the same securities held by other of the Adviser’s or Sub-Adviser’s clients.

(c)          Subadvisers. In carrying out its responsibilities hereunder, the Adviser may, in its sole discretion to the extent permitted by applicable law, any exemptive orders issued by the SEC applicable to the Funds or any relevant SEC staff no-action letter, employ, retain or otherwise avail itself of the services of other persons or entities (a “Sub-Adviser”) at the Adviser’s own cost and expense, including without limitation, affiliates of the Adviser, on such terms as the Adviser shall determine to be necessary, desirable or appropriate. Retention of one or more Sub-Advisers, or the employment or retention of other persons or entities to perform services, shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall be responsible for all acts and omissions of such Sub-Advisers, or other persons or entities, in connection with the performance of the Adviser’s duties hereunder unless otherwise agreed by the parties.

3.	INFORMATION AND REPORTS

(a)          The Adviser will keep the Trust informed of developments relating to its duties as investment adviser of which the Adviser has, or should have, knowledge that would materially affect the Funds. In this regard, the Adviser will provide the Trust and its officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request. Additionally, upon the request of the Board, prior to each Board meeting, the Adviser will provide the Board, or cause any Sub-Adviser to provide the Board, with reports regarding the management of the Funds during the most recently completed quarter, including certifications that each Fund is in compliance with its respective investment objectives and practices, the 1940 Act and applicable rules and regulations thereunder, and the requirements of Subchapter M of the Code, if applicable, and other information in such form as may be mutually agreed upon by the Adviser and the Trust. The Adviser also will certify quarterly to the Trust that it and its advisory persons have complied materially with the requirements of Rule 17j-1 during the previous quarter or, if not, explain what the Adviser has done to seek to ensure such compliance in the future. Annually, the Adviser will furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38-a, concerning the Adviser’s Code of Ethics and compliance program, respectively, to the Trust. Upon written request of the Fund with respect to violations of the Code of Ethics directly affecting any Fund, the Adviser will permit representatives of the Trust to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

(b)          The Adviser will provide the Trust with any information reasonably requested regarding its management of the Funds required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the SEC. The Adviser will promptly inform the Trust if any information in a Fund’s Prospectus or Statement of Additional Information, as amended from time to time (“SAI”), to the Adviser’s knowledge is (or will become) inaccurate or incomplete.

4.	STANDARD OF CARE

The Adviser will exercise its best judgment and will act in good faith and use reasonable care and in a manner consistent with applicable federal and state laws and regulations in rendering the services it agrees to provide under this Agreement.

5.	ADVISER’S DUTIES REGARDING FUND TRANSACTIONS

(a)          Placement of Orders. The Adviser will take, or cause to be taken, all actions that it considers necessary to implement the investment policies of the Funds, and, in particular, to place all orders for the purchase or sale of securities or other investments for the Funds with brokers or dealers that the Adviser, in its sole discretion, selects. To that end, the Adviser is authorized as the Funds’ agent to give instructions to the Funds’ custodian as to deliveries of securities or other investments and payments of cash for the Funds’ account. In connection with the selection of brokers or dealers and the placement of purchase and sale orders, the Adviser is subject to the oversight of the Board and is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board and set out in each Fund’s current Prospectus or SAI, subject to provisions (b), (c) and (d) of this Section 5.

(b)          Selection of Brokers and Dealers. To the extent permitted by the policy guidelines set out in each Fund’s current Prospectus or SAI, in connection with the selection of brokers and dealers to execute portfolio transactions, in seeking the best overall terms available, the Adviser is authorized to consider not only the available prices and rates of brokerage commissions, but also other relevant factors, which may include, without limitation: the execution capabilities of the brokers and dealers; the research, custody, and other services provided by the brokers and dealers that the Adviser believes will enhance its general portfolio management capabilities; the size of the transaction; the difficulty of execution; the operational facilities of these brokers and dealers; the risk to a broker or dealer of positioning a block of securities; and the overall quality of brokerage and research services provided by the brokers and dealers. In connection with the foregoing, the Adviser is specifically authorized to pay those brokers and dealers who provide brokerage and research services to the Trust a higher commission than that charged by other brokers and dealers if the Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided. The Trust acknowledges that any such research may be useful in connection with other accounts managed by the Adviser. The execution of such transactions will not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.

(c)          Soft Dollar Arrangements. On an ongoing basis, but not less often than annually, the Adviser will identify and provide a written description to the Board of all “soft dollar” arrangements that the Adviser maintains with respect to the Funds or with brokers or dealers that execute transactions for the Funds, if any, and of all research and other services provided to the Adviser by a broker or dealer (whether prepared by such broker or dealer or by a third party), if any, as a result, in whole or in part, of the direction of Fund transactions to the broker or dealer.

(d)          Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security or other financial instrument to be in the best interest of a Fund, as well as other clients, the Adviser is authorized, but not required, to aggregate purchase and sale orders for securities or other financial instruments held (or to be held) by that Fund with similar orders being made on the same day for other client accounts or portfolios that the Adviser manages. When an order is so aggregated, the Adviser may allocate the recommendations or transactions among all accounts and portfolios for whom the recommendation is made or transaction is effected on a basis that the Adviser reasonably considers equitable and consistent with its fiduciary obligations to the Fund and its other clients. The Adviser and the Funds recognize that in some cases this procedure may adversely affect the size of the position obtainable for a Fund.

6.	COMPENSATION

(a)          For the services to be provided by the Adviser hereunder with respect to each Fund, the Trust shall pay to the Adviser an annual investment advisory fee equal to the amount set forth on Schedule A attached hereto of the average daily value of each Fund’s net assets, subject to any waiver by the Adviser of all or a portion of such compensation, as described below. Schedule A shall be amended from time to time to reflect the addition and/or termination of any Fund as a Fund hereunder and to reflect any change in the advisory fees payable with respect thereto. All fees payable hereunder shall be accrued daily and shall be payable monthly in arrears on the first business day of each calendar month for services performed hereunder during the prior calendar month. In case of commencement or termination of this Agreement with respect to any Fund during any calendar month, the fee with respect to such Fund for that month shall be reduced proportionately based upon the number of calendar days during which it is in effect, and the fee shall be computed upon the average daily net assets of such Fund for the days during which it is in effect.

(b)          For the purpose of determining fees payable to the Adviser, the value of a Fund’s net assets will be computed at the times and in the manner specified in the Fund’s current Prospectus or SAI, and on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined.

(c)          The Adviser may waive fees or reimburse expenses of a Fund to the extent necessary to maintain a Fund's expense ratio at an agreed-upon amount for a period of time specified in a separate letter of agreement. The Adviser's reimbursement of a Fund's expenses shall be estimated and paid to the Trust monthly in arrears, at the same time as the Trust's payment to the Adviser for such month as provided in Section 6(a). The Trust may withhold the payment of fees under Section 6(a) to the extent the Adviser, under this Section 6(c), has any amount due and owing to the Trust.

7.	EXPENSES

(a)          The Adviser. Except as otherwise provided in Section 7(b) of this Agreement, the Adviser agrees to pay all expenses incurred by the Trust, including but not limited to:

(1)	Salaries, Expenses and Fees of Certain Persons. All salaries, expenses, and fees of the Trustees and officers of the Trust who are officers, directors/trustees, partners, or employees of the Adviser or its affiliates;

(2)	Preparing, Printing and Mailing of Certain Documents. The costs of preparing, setting in type, printing and mailing of Prospectuses, Prospectus supplements, SAIs, annual, semiannual and periodic reports, and notices and proxy solicitation materials required to be furnished to shareholders of the Trust or regulatory authorities, and all tax returns;

(3)	Registration Fees and Expenses. All legal, registration, filing and other fees and expenses incurred in connection with the affairs of the Trust, including those incurred with respect to registering its shares with, or other requirements of, regulatory authorities, and any amendments or supplements that may be made from time to time;

(4)	Custodian and Accounting Services. All expenses of the transfer, receipt, safekeeping, servicing and accounting for the Trust's cash, securities, and other property, including all charges of depositories, custodians, and other agents, if any;

(5)	Independent Accountant and Trust Counsel Fees and Expenses. The charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself;

(6)	Transfer Agent. The charges and expenses of maintaining shareholder accounts, including all charges of transfer, bookkeeping, and dividend disbursing agents appointed by the Trust;

(7)	Trade Association Fees. Any membership fees, dues or expenses incurred in connection with the Trust's membership in any trade association or similar organizations, as approved by the Trustees;

(8)	Bonding and Insurance. All insurance premiums for fidelity and other coverage, as approved by the Trustees;

(9)	Shareholder and Board of Trustees Meetings. All expenses incidental to holding shareholders and Trustees meetings, including the printing of notices and proxy materials and proxy solicitation fees and expenses;

(10)	Independent Trustees. Compensation and expenses of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the "Independent Trustees") and fees and expenses of counsel to the Independent Trustees;

(11)	Exchanges. All fees and expenses charged by exchanges listing shares of the Funds;

(12)	Website. All fees and expenses related to posting information about the Funds in compliance with Rule 6c-11 under the 1940 Act on the applicable website including compensating third-party service providers for data feeds and other information necessary to make such postings;

(13)	Liquidity Risk Management Program. All fees and expenses related to the Funds maintaining a liquidity risk management program in compliance with Rule 22e-4 under the 1940 Act including compensating third-party service providers for providing liquidity analysis and classification of portfolio securities and other information necessary to operate the liquidity risk management program; and

(14)	Pricing and Valuation. All expenses of: (i) pricing of the net asset value per share of each Fund, including the cost of any equipment or services to obtain price quotations; (ii) fair valuing Fund portfolio securities of which market prices are not readily available in compliance with Rule 2a-5 under the 1940; and (iii) monitoring pricing vendors in compliance with Rule 2a-5 under the 1940.

The Adviser’s payment of such expenses may be accomplished through a Fund’s payment of such expenses and a corresponding reduction in the fee payable by that Fund to the Adviser pursuant to Section 6 hereof; provided, however, that if the amount of expenses paid by the Fund exceeds the fee payable to the Adviser pursuant to Section 6 hereof, the Adviser will reimburse the Fund for such excess amount.

(b)          The Funds. The Trust, on behalf of each Fund, on a Fund-by-Fund basis out of the assets of the particular Fund for which an expense relates, agrees to pay all of the following expenses incurred by such Fund (i) interest and taxes (including, but not limited to, income, excise, transfer and withholding taxes); (ii) expenses of the Fund incurred with respect to the acquisition, holding, voting and/or disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions; (iii) expenses incurred in connection with any distribution plan adopted by the Trust in compliance with Rule 12b-1 under the 1940 Act, including distribution fees; (iv) the advisory fee payable to the Adviser hereunder; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the Independent Trustees.

8.	SERVICES TO OTHER COMPANIES OR ACCOUNTS

The Trust understands that the Adviser and its affiliates now act, will continue to act and may act in the future as investment manager or adviser to fiduciary and other managed accounts, and as an investment manager or adviser to other investment companies, including any offshore entities or private accounts. The Funds have no objection to the Adviser and its affiliates so acting. The Funds recognize that in some cases this procedure may adversely affect the size of the position obtainable for the Funds and understand that the persons employed by the Adviser to assist in the performance of the Adviser’s duties under this Agreement may not devote their full time to such service, and that nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. This Agreement will not in any way limit or restrict the Adviser or any of its directors, officers, employees, or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by the Adviser of its duties and obligations under this Agreement and such activities are not otherwise prohibited by applicable law.

9.	AFFILIATED BROKERS

The Adviser or any of its affiliates may act as broker or agent in connection with the purchase or sale of securities or other investments for the Funds, subject to: (i) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set out in each Fund’s current Prospectus or SAI; (ii) the provisions of the 1940 Act and the Advisers Act and rules thereunder including Rule 17e-1 under the 1940 Act; (iii) the provisions of the Exchange Act, including, but not limited to, Section 11(a) thereof; and (iv) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from the Funds for these services in addition to the Adviser’s fees for services under this Agreement.

10.	CUSTODY

Nothing in this Agreement will require the Adviser to take or receive physical possession of cash, securities, or other investments of any Fund.

11.	TERM OF AGREEMENT; TERMINATION OF AGREEMENT; AMENDMENT OF AGREEMENT

(a)       Term and Termination. The effectiveness and termination dates of this Agreement shall be determined separately for each Fund as described below. This Agreement shall become effective with respect to a Fund upon the commencement of the Adviser’s management of the Fund and shall remain in full force and effect continually thereafter, subject to renewal as provided in subparagraph (a)(ii) of this section and unless terminated automatically as set forth in in subparagraph (a)(iv) of this section hereof or until terminated as follows:

(i)      the Trust may cause this Agreement to terminate either upon sixty (60) days’ written notice to the Adviser by vote of its Board or with respect to any Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund;

(ii)     the Adviser may at any time terminate this Agreement by not less than sixty (60) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

(iii)    this Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Funds for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Funds in a manner consistent with the 1940 Act and the rules and regulations thereunder.

Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of the assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

(b)       Amendment. This Agreement may be amended by the parties only if the amendment is specifically approved by: (i) a majority of those Trustees of the Trust who are not parties to this Agreement or “interested persons” of any party cast in person at a meeting called for the purpose of voting on the Agreement’s approval; and (ii) if required by applicable law, the vote of a majority of the outstanding shares of the Fund.

12.	REPRESENTATIONS AND COVENANTS OF THE TRUST

The Trust represents and covenants to the Adviser as follows:

(a)          The Trust is a trust that is validly existing and in good standing under the laws of the State of Delaware. Each Fund is a duly established, separate series of the Trust. The Trust is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Trust or any Fund. The Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect, and each Fund’s shares are (or will be prior to commencing operations with respect to any Additional Funds) registered under the Securities Act of 1933, as amended, and under any applicable state securities laws.

(b)          The execution, delivery and performance by the Trust, on behalf of the Funds, of this Agreement are within the Trust’s powers and have been duly authorized by all necessary actions of the Board, and the execution, delivery and performance of this Agreement by the parties to this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Trust’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Trust or any Fund.

13.	REPRESENTATIONS AND COVENANTS OF THE ADVISER

The Adviser represents and covenants to the Trust as follows:

(a)          It is duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as this business is now being conducted.

(b)          The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its board of directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement by the parties to this Agreement, and the execution, delivery and performance of this Agreement by the parties to this Agreement does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser.

(c)          It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement.

(d)         It has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement.

(e)          It (i) is registered with the SEC as an investment adviser under the Advisers Act, (ii) is registered or licensed as an investment adviser under the laws of those jurisdictions in which its activities require it to be so registered or licensed, and (iii) will promptly notify the Trust of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act.

(f)           It has provided the Trust with a copy of its Form ADV and will, promptly after making any amendment to its Form ADV, furnish a copy of such amendment to the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(g)          It will carry out its responsibilities under this Agreement in compliance with (i) federal and state law, including securities law, governing its activities; (ii) each Fund’s investment objective, policies, and restrictions, as set out in the Prospectus and SAI, as amended from time to time; (iii) the applicable exemptive orders or no-action letters issued by the SEC or its staff governing the Funds, as such orders or letters may be amended from time to time; (iv) the listing standards under the applicable stock exchange; (v) the provisions of the governing documents of the Trust, as such documents are amended from time to time; and (vi) any policies or directives as the Board may from time to time establish or issue and communicate to the Adviser in writing. The Trust, on behalf of the Funds, will promptly notify the Adviser in writing of changes to (ii), (iii), (iv), (v) or (vi) above.

(h)          It will treat confidentially and as proprietary information of the Funds all records and other information relative to the Funds, and the Funds’ prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by each Fund, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Funds.

(i)            It is not the subject of any proceeding, investigation or inquiry brought by the SEC, the Financial Industry Regulatory Authority, Inc. (or any other self-regulatory organization) or any other federal or state regulator with respect to the types of services for which it is being appointed herein or which could have a material impact on its ability to fully perform any of the services to be rendered hereunder.

14.	LIMITATION OF LIABILITY OF ADVISER; INDEMNIFICATION

(a)          Neither the Adviser nor its directors, officers, employees, agents or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, any Fund or its shareholders in connection with the matters to which this Agreement relates; provided, however, that no provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust, any Fund or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties under this Agreement or the reckless disregard of its obligations and duties under this Agreement.

(b)          The Trust shall indemnify, defend and protect the Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation its general partner or managing member, each of whom shall be deemed a third party beneficiary hereof) (collectively, the “Adviser Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Adviser Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Trust or its security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Trust. Notwithstanding the provisions of Section 14(a) to the contrary, nothing contained herein shall protect or be deemed to protect the Adviser Indemnified Parties against or entitle or be deemed to entitle the Adviser Indemnified Parties to indemnification in respect of, any liability to the Trust or its security holders to which the Adviser Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under this Agreement (as the same shall be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder).

(c)       The Adviser shall indemnify, defend and protect the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Trust Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Trust Indemnified Parties in or by reason of or arising out of the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement. Notwithstanding the provisions of Section 14(a) to the contrary, nothing contained herein shall protect or be deemed to protect the Trust Indemnified Parties against or entitle or be deemed to entitle the Trust Indemnified Parties to indemnification in respect of, any liability to the Adviser to which the Trust Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Trust Indemnified Parties’ duties or by reason of the reckless disregard of the Trust Indemnified Parties’ duties and obligations under this Agreement (as the same shall be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder).

15.	NO LIABILITY OF OTHER FUNDS

This Agreement is made by the Trust, on behalf of its Funds, pursuant to authority granted by the Trustees, and the obligations created hereby are not binding on any of the Trustees or shareholders of the Funds individually, but bind only the property of that Fund and no other Funds of the Trust.

16.	COOPERATION WITH REGULATORY AUTHORITIES OR OTHER ACTIONS

The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

17.	RECORDS

(a)         Maintenance of Records. The Adviser hereby undertakes and agrees to maintain for the Trust, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Funds’ investments that are required to be maintained by the Funds pursuant to the 1940 Act with respect to the Adviser’s responsibilities under this Agreement (the “Funds’ Books and Records”).

(b)         Ownership of Records. The Adviser agrees that the Funds’ Books and Records are the Trust’s property and further agrees to surrender them promptly to the Trust upon the request of the Trust; provided, however, that the Adviser may retain copies of the Funds’ Books and Records at its own cost. The Funds’ Books and Records will be made available, within two (2) business days of a written request, to the Funds’ accountants or auditors during regular business hours at the Adviser’s offices. The Trust or its authorized representatives will have the right to copy any records in the Adviser’s possession that pertain to any Fund. These books, records, information, or reports will be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Funds’ Books and Records will be returned to the Trust. The Adviser agrees that the policies and procedures it has established for managing the Funds, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state regulations governing the adviser/client relationship and management and operation of the Funds, will be made available for inspection by the Fund or its authorized representatives upon reasonable written request within not more than two (2) business days.

18.	SURVIVAL

All representations and warranties made by the Adviser and the Trust, on behalf of the Funds, in this Agreement will survive for the duration of this Agreement and the parties to this Agreement will notify each other in writing immediately upon becoming aware, but in no event later than five (5) days after becoming aware, that any of the foregoing representations and warranties are no longer true.

19.	GOVERNING LAW

This Agreement will be governed by, construed under and interpreted and enforced in accordance with the laws of the State of Delaware applicable to contracts formed and to be performed entirely within the State of Delaware, without regard to principles of conflicts of laws thereof, to the extent such principles would require or permit the application of laws of another jurisdiction, and in accordance with the applicable provisions of the 1940 Act. To the extent the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the provisions of the 1940 Act, the latter shall control.

20.	SEVERABILITY

If any provision of this Agreement is held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

21.	DEFINITIONS

The terms “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, will have the respective meanings specified in Section 2(a) of the 1940 Act. The term “majority of the outstanding shares” means the lesser of (a) sixty-seven percent (67%) or more of the shares present at a meeting if more than fifty percent (50%) of these shares are present or represented by proxy, or (b) more than fifty percent (50%) of the outstanding shares. The term “including” means “including without limitation.”

22.	COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of such counterparts together will constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties to this Agreement have executed and delivered this Agreement as of the date first above written.

SHP ETF TRUST

By:
Name: Josef M. Valdman
Title: Trustee and Chairman

FAITH INVESTOR SERVICES, LLC

By:
Name: Steven T. Nelson
Title: Managing Member

SCHEDULE A

Fund	Advisory Fee Rate
FIS Knights of Columbus Global Belief ETF	0.75% of the Fund's average daily net assets
FIS Biblically Responsible Risk Managed ETF	0.68% of the Fund’s average daily net assets

Exhibit B

SHP ETF TRUST

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

between

FAITH INVESTOR SERVICES LLC

and

CAPITAL INSIGHT PARTNERS, LLC

This INVESTMENT SUB-ADVISORY AGREEMENT (the “Agreement”) is made as of this [ ] day of April, 2023, by and between Faith Investor Services, LLC, a Delaware limited liability company, with its principal place of business at 14785 Preston Road, Suite 1000, Dallas, TX 75254 (the “Adviser”) and Capital Insight Partners, LLC, an Arizona limited liability company, with its principal place of business located at 7328 East Deer Valley Road, Suite 105, Scottsdale, AZ 85255 (the “Sub-Adviser”).

W I T N E S S E T H

WHEREAS, the Adviser is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”);

WHEREAS, the Adviser has entered into an Investment Advisory Agreement with the SHP ETF Trust (the “Trust”), on behalf of the series of the Trust listed in Schedule A (each a “Fund” and, collectively, the “Funds”);

WHEREAS, the Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act;

WHEREAS, the Investment Advisory Agreement contemplates that the Adviser may appoint a sub-adviser to perform some or all of the services for which the Adviser is responsible; and

WHEREAS, the Sub-Adviser is willing to furnish certain investment advisory services to each Fund to this Agreement listed on Schedule A, as may be amended from time to time upon mutual agreement of the parties.

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the parties do hereby agree as follows:

1.            Appointment. The Adviser hereby appoints the Sub-Adviser to act as investment sub-adviser to the Funds for the periods and on the terms set forth herein. The Sub-Adviser accepts the appointment and agrees to furnish the services set forth herein for the compensation provided in Section 5 of this Agreement.

2.            Duties of the Sub-Adviser. Subject to supervision and oversight of the Adviser and the Board of Trustees (the “Board”) of the Trust, and in accordance with the terms and conditions of the Agreement, the Sub-Adviser shall manage all of the securities and other assets of the Funds entrusted to it hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Funds’ respective investment objectives, guidelines, policies and restrictions as stated in each Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:

(a)       The Sub-Adviser shall, subject to subparagraph (b), determine from time to time what Assets will be purchased, retained or sold by the Funds, and what portion of the Assets will be invested or held uninvested in cash as is permissible.

(b)       In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Prospectus, including the objectives, policies and restrictions set forth in those documents as amended or supplemented, the written instructions and directions of the Adviser and of the Board, the terms and conditions of Rule 6c-11 under the 1940 Act and the listing requirements of the exchange(s) that lists the shares of the Funds, exemptive and no-action relief granted by the SEC to the Trust as amended from time to time and provided to the Sub-Adviser, conditions of any orders granted by the SEC pursuant to Rule 19b-4 under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the Trust’s policies and procedures provided to the Sub-Adviser and will conform to and comply with the requirements of the 1940 Act, the Advisers Act, the Commodity Exchange Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal, state and foreign jurisdictional laws and regulations, as each is amended from time to time. In selecting each Fund’s portfolio securities and performing the Sub-Adviser’s obligations hereunder, the Sub-Adviser shall manage the Assets of each Fund in a manner such that the Fund will comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company if the Fund has elected to be treated as a regulated investment company under the Code.

(c)       The Sub-Adviser shall determine the Assets to be purchased or sold by the Funds as provided in subparagraph (a) and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Funds’ Prospectus or as the Board or the Adviser may direct in writing from time to time, in conformity with all applicable federal securities laws. In selecting brokers or dealers to execute Fund transactions, the Sub-Adviser will seek “best execution.” In assessing best execution, the Sub-Adviser shall consider all factors that it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act”) provided to the Fund and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion. The parties hereto acknowledge that it is desirable for the Trust that the Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers or dealers who may execute brokerage transactions at a higher cost to a Fund than may result when allocating brokerage to other brokers or dealers on the basis of seeking the most favorable price and efficient execution. Therefore, consistent with any guidelines established by the Board and Section 28(e) of the Exchange Act, as amended, the Sub-Adviser is authorized to cause such Fund to pay to a broker or dealer who provides brokerage and research services a higher commission than that which might be charged by another broker or dealer for effecting the same transaction if, but only if, the Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to such Fund in compliance with Section 28(e) of the Exchange Act. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers that are affiliated with the Adviser, Sub-Adviser or the Trust’s principal underwriter, provided such orders comply with Rule 17e-1 and Rule 10f-3 under the 1940 Act and the Trust’s Rule 17e-1 and Rule 10f-3 procedures.

(d)       The Adviser hereby delegates its right and responsibilities to vote proxies received by the Funds to the Sub-Adviser, which shall carry out such responsibility in accordance with its Proxy Policy and any written instructions that the Adviser or Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Funds. The Sub-Adviser shall provide or cause to be provided periodic reports and keep or cause to be kept records relating to proxy voting as the Adviser or Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. This delegation of proxy voting responsibility to the Sub-Adviser may be revoked or modified by the Board or Adviser at any time. The Sub-Adviser may, to the extent consistent with its fiduciary duty to the Funds and with Rule 206(4)-6 under the Advisers Act, employ a third-party firm or service provider (including a third-party firm that specializes in corporate governance research and advising on proxy voting) to assist the Sub-Adviser, subject to the Sub-Adviser’s oversight, in exercising the Sub-Adviser’s proxy voting responsibilities. The Adviser acknowledges that, to the extent consistent with its fiduciary duty to the Funds and with Rule 206(4)-6 under the Advisers Act, the Sub-Adviser may vote proxies for securities held by a Fund differently than it votes proxies for the same securities held by other of the Sub-Adviser’s clients.

(e)       The Sub-Adviser shall maintain all books and records as are required to be maintained by the Sub-Adviser with respect to transactions involving the Assets by subparagraphs (b)(1), (5), (6), (7), (8), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act (other than those books and records being maintained by any other service provider appointed by the Trust). The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Funds required by Rule 31a-1 under the 1940 Act, as reasonably requested by the Adviser. The Sub-Adviser agrees that all records that it maintains on behalf of a Fund are property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).

(f)        The Sub-Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Adviser and the Board from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose.

(g)       The Sub-Adviser represents that it has adopted a written code of ethics that complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Adviser and the Trust. The Sub-Adviser’s Code of Ethics is reasonably designed to ensure that its Access Persons (as defined in the Sub-Adviser’s Code of Ethics) comply in all material respects with the Sub-Adviser’s Code of Ethics, as in effect from time to time. Upon request, the Sub-Adviser shall provide the Adviser and the Trust with a (i) a copy of the Sub-Adviser’s current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Adviser’s Code of Ethics. Annually, the Sub-Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Sub-Adviser’s Code of Ethics to the Adviser and Trust. The Sub-Adviser shall respond to reasonable requests for information from the Adviser and the Trust as to violations of the Code of Ethics by Access Persons and the sanctions imposed by the Sub-Adviser. The Sub-Adviser shall promptly notify the Adviser and the Trust of any material violation of the Code of Ethics, whether or not such violation relates to a security held by any Fund.

(h)      The Sub-Adviser shall provide the Funds’ custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Adviser with such information upon request of the Adviser and shall otherwise cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust.

(i)        The investment advisory services of the Sub-Adviser to the Funds under this Agreement are hereby deemed exclusive to the Adviser and any affiliated persons of the Adviser solely with respect to the Sub-Adviser providing investment advisory services to an “exchange-traded fund” as defined in Rule 6c-11 under the 1940 Act (“ETFs”). The Adviser acknowledges that the Sub-Adviser shall be free to perform investment advisory and other services for clients that are not ETFs and to engage in other activities. To the extent it is consistent with applicable law and the Sub-Adviser’s fiduciary obligations, the Sub-Adviser may give advice and take action with respect to any of those other clients that may differ from the advice given or the timing or nature of action taken for a particular Fund.

(j)        The Sub-Adviser shall promptly notify the Adviser of any financial condition of the Sub-Adviser that is reasonably and foreseeably likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

(k)       The Sub-Adviser will have no obligation to advise, initiate or take any other action on behalf of the Adviser, the Funds or the Assets in any legal proceedings (including, without limitation, class actions and bankruptcies) relating to the securities comprising the Assets or any other matter. The Sub-Adviser will not file proofs of claims relating to the securities comprising the Assets or any other matter and will not notify the Adviser, the Funds or the Trust’s custodian of class action settlements or bankruptcies relating to the Assets.

(l)        In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Funds or a sub-adviser to a portfolio that is under common control with the Funds concerning the Assets, except as permitted by the policies and procedures of the Funds.

(m)      The Sub-Adviser may, but shall not be obligated to, aggregate or bunch the orders for securities to be sold or purchased for any Fund with orders for its other clients where (i) such aggregation or bunching of orders is not inconsistent with such Fund’s investment objectives, policies and procedures and (ii) the allocation of the securities to be purchased or sold, as well as the allocation of expenses incurred in any such transaction, shall be made by the Sub-Adviser in a manner that complies with the Sub-Adviser’s trade allocation policies and procedures and is fair and equitable in the judgment of the Sub-Adviser and is consistent with the Sub-Adviser’s fiduciary obligations to such Fund and to such other clients under the circumstances.

(n)       Upon the reasonable request of the Adviser, the Sub-Adviser shall furnish to the Adviser any information relating to the Assets that (i) is required to be filed by the Adviser or the Trust with the SEC, (ii) sent to shareholders under the 1940 Act (including the rules adopted thereunder), (iii) is required by any exemptive or other relief that the Adviser or the Trust obtains from the SEC, (iv) is required by Rule 6c-11 under the 1940 Act to be posted on a Fund’s website; and (v) requested in connection with a request under Section 15(c) of the 1940 Act with respect to the approval and reapproval of this Agreement.

(o)       The Sub-Adviser agrees to promptly notify the Adviser and the Trust or their agents if the Sub-Adviser reasonably believes that the value of any security held by a Fund may not reflect its fair value. The Sub-Adviser agrees to provide, upon request, any pricing information of which the Sub-Adviser is aware to the Adviser, the Trust and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating each Fund’s net asset value in accordance with procedures and methods established by the Board. The Sub-Adviser will provide reasonable assistance to the Adviser in determining the fair value of the Assets, as necessary and reasonably requested by the Adviser or its agent.

3.            Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Investment Advisory Agreement and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Prospectus, the Statement of Additional Information, reasonable written instructions and directions of the Board, the requirements of the 1940 Act, the Code, the listing requirements of the applicable exchange(s) and all other applicable laws and regulations, as each is amended from time to time. In addition, the Adviser agrees that investment advisory services that utilize investment decisions consistent with the United States Conference of Catholic Bishops’ Socially Responsible Investing Guidelines or other similar Catholic screens are hereby deemed exclusive to the Sub-Adviser with respect to the Adviser and its affiliated persons providing, or engaging sub-advisers to provide, investment advisory services to clients of the Adviser and its affiliated persons (including ETFs managed or sponsored by the Adviser or its affiliated persons).

4.            Delivery of Documents. The Adviser has furnished or arranged for the Trust to furnish the Sub-Adviser with copies of each of the following documents:

(a)       The Trust’s Agreement and Declaration of Trust (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”);

(b)       By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the “By-Laws”);

(c)       Prospectus and Statement of Additional Information of the Funds, as amended from time to time;

(d)       Resolutions of the Board approving the engagement of the Sub-Adviser as a sub-adviser to the Funds;

(e)       Resolutions, policies and procedures adopted by the Board with respect to the Assets to the extent such resolutions, policies and procedures may affect the duties of the Sub-Adviser hereunder;

(f)        A list of the Trust’s principal underwriter and each affiliated person of the Adviser, the Trust or the principal underwriter; and

(g)       The terms and conditions of any applicable exemptive and no-action relief granted to the Trust, as amended from time to time.

The Adviser shall promptly furnish or arrange for the Trust to promptly furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing. The Adviser shall not, and shall not permit any of the Funds to, use the Sub-Adviser’s name or the names of the Sub-Adviser’s affiliates or make representations regarding Sub-Adviser or its affiliates without prior written consent of Sub-Adviser, such consent not to be unreasonably withheld. Notwithstanding the foregoing, the Sub-Adviser’s approval is not required when the information regarding the Sub-Adviser used by the Adviser or the Fund is limited to information disclosed in materials provided by the Sub-Adviser to the Adviser in writing specifically for use in the Fund’s registration statement, as amended or supplemented from time to time, or in Fund shareholder reports or proxy statements and the information is used (a) as required by applicable law, rule or regulation, in the Prospectus of the Fund or in Fund shareholder reports or proxy statements; or (b) as may be otherwise specifically approved in writing by the Sub-Adviser prior to use.

5.            Compensation to the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the rate specified in Schedule A, which is attached hereto and made part of this Agreement. The fee will be calculated based on the daily net asset value of the Fund (as calculated as described in the Fund’s registration statement), shall be computed daily, and will be paid to the Sub-Adviser not less than monthly in arrears. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretations), the Sub-Adviser may, in its sole discretion and from time to time, waive a portion of its fee.

In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect; subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

6.            Expenses. The Sub-Adviser will furnish, at its expense, all necessary facilities, equipment and personnel (including personnel compensation, expenses and fees) required for the Sub-Adviser to perform its duties under this Agreement; provided, however, the Sub-Adviser shall not be responsible for the expenses incurred by the Trust and the Funds, for example (without limitation): (i) interest expenses, dividend expenses and acquired fund fee expenses; (ii) taxes; (iii) brokerage commissions and other costs in connection with the purchase or sale of Assets; and (iv) custodian fees and expenses.

7.            Indemnification. The Sub-Adviser shall indemnify and hold harmless the Adviser, the Trust, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with the performance of the Sub-Adviser’s obligations under this Agreement to the extent resulting from or relating to Sub-Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement (except to the extent such loss results from the Adviser’s or the Trust’s own willful misfeasance, fraud, bad faith or gross negligence, or reckless disregard in the performance of their respective duties under the Investment Advisory Agreement or this Agreement).

The Adviser shall indemnify and hold harmless the Sub-Adviser and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with the performance of the Adviser’s obligations under this Agreement to the extent resulting from or relating to Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement (except to the extent such loss results from the Sub-Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or reckless disregard in the performance of its duties under this Agreement).

Notwithstanding anything to the contrary contained herein, no party to this Agreement shall be responsible or liable for its failure to perform under this Agreement or for any losses to the Assets resulting from any event beyond the reasonable control of such party or its agents, including, but not limited to, nationalization, expropriation, devaluation, seizure or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Assets; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or epidemics or pandemics; or acts or war, terrorism, insurrection or revolution; or acts of God, or any other similar event. Any such non-performing party will be entitled to a reasonable extension of the time for performing such obligations. In no event, shall any party be responsible for incidental, consequential or punitive damages hereunder.

As used in this Section 7, the term “Sub-Adviser” shall include any officers, directors, employees, independent contractors or other affiliates of the Sub-Adviser performing services with respect to the Funds.

The provisions of this Section shall survive the termination of this Agreement.

8.            Representations and Warranties of Sub-Adviser. The Sub-Adviser represents and warrants to the Adviser and the Trust as follows:

(a)       the Sub-Adviser will immediately notify the Adviser and the Trust of the occurrence of any event that would substantially impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement or disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act. The Sub-Adviser will also promptly notify the Trust and the Adviser if the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Funds or otherwise relating to the services provided by the Sub-Adviser under this Agreement (other than any routine regulatory examinations or inspections or similar inquiries);

(b)       the Sub-Adviser will promptly notify the Adviser upon detection of (a) any material failure to manage the Fund(s) in accordance with the Fund(s)’ stated investment objectives, guidelines and policies or any applicable law or regulation; or (b) any material breach of any of the Fund(s)’ or the Sub-Adviser’s policies, guidelines or procedures relating to the Funds. In addition, the Sub-Adviser shall, upon request and in a mutually agreed format, provide a quarterly report regarding each Fund’s compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, as applicable, and the Fund’s policies, guidelines or procedures as applicable to the Sub-Adviser’s obligations under this Agreement. The Sub-Adviser agrees to investigate any such failure promptly and to take appropriate action in connection with any such breach. Upon reasonable request, the Sub-Adviser shall also provide the Adviser and officers of the Trust with supporting certifications, relevant to its role, in connection with certifications of the Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act of 2002;

(c)       the Sub-Adviser will provide the Trust with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the SEC. The Sub-Adviser will make its officers and employees available to meet with the Board virtually or by telephone from time to time on due notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto;

(d)       the Sub-Adviser shall furnish or caused to be furnished to the Adviser and the Trust such information concerning portfolio transactions as may be reasonably necessary to enable the Adviser and the Trust or its designated agent to perform such compliance testing on the Funds and the Sub-Adviser’s services as the Trust may, in its reasonable discretion, determine to be appropriate;

(e)       the Sub-Adviser is fully authorized under all applicable law and regulations to enter into this Agreement and serve as Sub-Adviser to the Funds and to perform the services described under this Agreement;

(f)        the Sub-Adviser is a limited liability company duly organized and validly existing under the laws of the state of Arizona with the power to own and possess its assets and carry on its business as it is now being conducted;

(g)       this Agreement is a valid and binding agreement of the Sub-Adviser;

(h)       the Sub-Adviser has reviewed and will in the future review, the Prospectus, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the SEC and any marketing material of a Fund (collectively the “Disclosure Documents”), as and when furnished to the Sub-Adviser for its review by the Adviser, and represents and warrants that, solely with respect to any information expressly supplied by the Sub-Adviser for inclusion therein including disclosure about a Fund’s investment strategy and the risks of investing in a Fund, the manner in which the Sub-Adviser manages the Assets of the Funds, or information relating directly to the Sub-Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading; and

(i)        the Sub-Adviser shall not divert any Fund’s portfolio securities transactions to a broker or dealer in consideration of such broker or dealer’s promotion or sales of shares of the Fund, any other series of the Trust, or any other registered investment company.

9.            Duration and Termination. The effectiveness and termination dates of this Agreement shall be determined separately for each Fund as described below.

(a)       Duration. This Agreement shall become effective with respect to a Fund upon the latest of (i) the approval by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; (ii) the approval of a majority of the Fund’s outstanding voting securities, if required by the 1940 Act; or (iii) the commencement of the Sub-Adviser’s management of the of the Assets of the Fund. This Agreement shall continue in effect for a period of two years from the effective date described in this sub-paragraph, subject thereafter to being continued in force and effect from year to year if specifically approved each year by the Board or by the vote of a majority of the Fund’s outstanding voting securities. In addition to the foregoing, each renewal of this Agreement must be approved by the vote of a majority of the Board who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Prior to voting on the renewal of this Agreement, the Board may request and evaluate, and the Sub-Adviser shall furnish, such information as may reasonably be necessary to enable the Board to evaluate the terms of this Agreement.

(b)           Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to a Fund, without payment of any penalty:

(i)       By vote of a majority of the Board, or by vote of a majority of the outstanding voting securities of the Funds, in each case, upon sixty (60) days’ written notice to the Sub-Adviser;

(ii)       By the Adviser upon breach by the Sub-Adviser of any representation or warranty contained in Section 8 and Section 10 hereof, which shall not have been cured within twenty (20) days of the Sub-Adviser’s receipt of written notice of such breach;

(iii)       By the Adviser immediately upon written notice to the Sub-Adviser if the Sub-Adviser becomes unable to discharge substantially all of its duties and obligations under this Agreement; or

(iv)       By either party upon ninety (90) days’ written notice to the other party.

This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Investment Advisory Agreement with the Trust upon notice to the Sub-Adviser. As used in this Section 9, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

10.          Regulatory Compliance Program of the Sub-Adviser. The Sub-Adviser hereby represents and warrants that:

(a)       in accordance with Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons (as such term is defined in the Advisers Act) of the Advisers Act and the rules the SEC has adopted under the Advisers Act; and

(b)       the Sub-Adviser has adopted and implemented and will maintain written policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) by the Sub-Adviser (the policies and procedures referred to in this Section 10(b), along with the policies and procedures referred to in Section 10(a), are referred to herein as the Sub-Adviser’s “Compliance Program”).

11.          Confidentiality. Subject to the duty of the Adviser or Sub-Adviser to comply with applicable law and regulation, including any demand or request of any regulatory, governmental or tax authority having jurisdiction, the parties hereto shall treat as confidential all non-public information pertaining to the Funds and the actions of the Sub-Adviser and the Funds in respect thereof. It is understood that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder, as well as all information provided by the Sub-Adviser regarding the Sub-Adviser’s and its affiliates’ business and operations, is to be regarded as confidential and for use only by the Adviser, the Funds, the Board, or such persons as the Adviser may designate in connection with the Funds, and shall not be disclosed to any third party, without the prior written consent of the Sub-Adviser. It is also understood that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Sub-Adviser, its affiliates and agents in connection with its obligation to provide investment advice and other services to the Funds and to assist or enable the effective management of the Adviser’s and the Funds’ overall relationship with the Sub-Adviser and its affiliates. The parties acknowledge and agree that all nonpublic personal information with regard to shareholders in the Funds shall be deemed proprietary and confidential information of the Adviser, and that the Sub-Adviser shall use that information solely in the performance of its duties and obligations under this Agreement and shall take reasonable steps to safeguard the confidentiality of that information. Further, the Sub-Adviser shall maintain and enforce adequate security and oversight procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement, including all means for the effecting of investment transactions.

12.          Reporting of Compliance Matters.

(a)       The Sub-Adviser shall provide to the Adviser’s and the Trust’s Chief Compliance Officer (“CCO”) the following:

(i)      on a quarterly basis, a report of any material violations of the Sub-Adviser’s Compliance Program or any “material compliance matters” (as such term is defined in Rule 38a-1 under the 1940 Act) that have occurred with respect to the Sub-Adviser’s Compliance Program;

(ii)     on a quarterly basis, a report of any material changes to the policies and procedures that compose the Sub-Adviser’s Compliance Program;

(iii)    a copy of the Sub-Adviser’s CCO’s report (or similar document(s) which serve the same purpose) regarding his or her annual review of the Sub-Adviser’s Compliance Program, as required by Rule 206(4)-7 under the Advisers Act; and

(iv)    an annual (or more frequently as the Trust’s CCO may reasonably request) representation regarding the Sub-Adviser’s compliance with Section 8 and Section 10 of this Agreement.

(b)       The Sub-Adviser shall also provide the Trust’s CCO with reasonable access, during the Sub-Adviser’s normal business hours, to the Sub-Adviser’s facilities for the purpose of conducting pre-arranged on-site compliance related due diligence meetings with personnel of the Sub-Adviser.

13.          The Name “Capital Insight Partners, LLC” The Sub-Adviser hereby consents to the use of the name “Capital Insight Partners, LLC” (the “Name”) by the Adviser as permitted under this Agreement. The foregoing authorization by the Sub-Adviser to the Adviser to use the Name is not exclusive of the right of the Sub-Adviser itself to use, or to authorize others to use, the Name; the Adviser acknowledges and agrees that, as between the Sub-Adviser and the Adviser, the Sub-Adviser has the right to use, or authorize others to use, the Name. The Adviser shall: (i) use the Name only in a manner consistent with uses approved by the Sub-Adviser; however, the Adviser and the Trust on behalf of the Funds may use the name in any regulatory filings as required by applicable law and other ways agreed upon by the Adviser and Sub-Adviser; (ii) use the Sub-Adviser’s best efforts to maintain the quality of the services offered using the Name; and (iii) adhere to such other specific quality control standards as the Sub-Adviser from time to time reasonably may promulgate. Notwithstanding the foregoing, neither the Adviser nor any affiliate or agent of it shall make reference to or use the Name or any of Sub-Adviser’s respective affiliates or clients names without the prior approval of Sub-Adviser, which approval shall not be unreasonably withheld or delayed; provided that the Adviser is authorized to disclose the Name and the Adviser’s and the Funds’ identities as clients of the Sub-Adviser in any representative client list prepared by the Sub-Adviser for use in marketing materials. The Adviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Adviser to satisfy the foregoing obligation in connection with any services such affiliates or agents provide to the Adviser or the Funds under this Agreement. At the request of the Sub-Adviser, the Adviser shall submit to the Sub-Adviser representative samples of any marketing and promotional materials using the Name and make any changes to such promotional or other materials as may be reasonably requested by the Sub-Adviser.

14.          Independent Contractors. Notwithstanding anything herein to the contrary, the Sub-Adviser shall be an independent contractor. Nothing herein shall be construed as constituting the Sub-Adviser as an agent of the Adviser, the Trust or any Fund, except to the extent expressly authorized by this Agreement.

15.          Service Providers. Notwithstanding anything contained in this Agreement to the contrary, the Sub-Adviser may enter into arrangements with its affiliates and other third party contractors in connection with the performance of the Sub-Adviser’s services and other obligations under this Agreement, including for the provision of certain personnel, services and facilities to the Sub-Adviser, and disclose confidential/nonpublic information to such affiliates and third parties in connection with the performance of the Sub-Adviser’s services and other obligations hereunder, provided that such arrangements comply with the 1940 Act and applicable privacy laws.

16.          Governing Law. This Agreement shall be governed by the laws of the State of Texas, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

17.          Severability. Should any part of this Agreement be held invalid by a court decision, statute, regulation, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

18.          Notice. Any notice, advice, document, report or other client communication to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified (return receipt requested) or overnight mail, or electronically addressed by the party giving notice to the other party at the last address furnished by the other party. By consenting to the electronic delivery of any notice, advice, document, report or other client communication in respect of this Agreement or as required pursuant to applicable law, the Adviser authorizes the Sub-Adviser to deliver all communications by email or other electronic means.

To the Adviser at:	Faith Investor Services, LLC 14785 Preston Road, Suite 1000 Dallas, TX 75254 Attention: Michael Skillman

To the Sub-Adviser at:	Capital Insight Partners, LLC 7328 East Deer Valley Road, Suite 105 Scottsdale, AZ 85255

19.          Amendment of Agreement. This Agreement may be amended only by written agreement of the Adviser and the Sub-Adviser, and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder. The amendment of Schedule A to this Agreement for the sole purpose of adding or removing one or more Fund(s) shall not be deemed an amendment of this Agreement or an amendment affecting an already existing Fund and requiring the approval of shareholders of that Fund.

20.          Representations of each Party.

(a)       Execution. The execution, delivery and performance by each party of this Agreement have been duly authorized by all necessary action on the part of the party.

(b)       Properly Registered. Each party is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. Each party is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of each party, there is no proceeding or investigation that is reasonably likely to result in such party being prohibited from performing the services contemplated by this Agreement. Each party agrees to promptly notify the other party of the occurrence of any event that would disqualify the party from serving as an investment adviser to a registered investment company. As of the date of this Agreement, each party to the best of its knowledge is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

(c)       ADV Disclosure. Each party has provided the other party with a copy of, or an electronic link to, its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of or a link to such amended Form ADV to the Trust. To the best of each party’s knowledge, the information contained in its Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(d)       Insurance. Each party maintains errors and omissions insurance coverage in an appropriate amount and shall provide prompt written notice to the other party (i) of any material changes in its insurance policies or decreases in insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, each party shall upon reasonable request provide the other party with any information it may reasonably require concerning the amount of or scope of such insurance.

(e)       No Detrimental Agreement. Each party represents and warrants to the other party that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the selection of securities for the Fund, and that all selections if made by a party shall be done in accordance with what is in the best interest of the Fund.

(f)        Conflicts. Each party shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Fund first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Funds, consistent with its fiduciary duties under applicable law.

(g)       Notice. Each party will promptly notify the other party if the above representations in this Section are no longer true and accurate.

(h)       Representations. The representations and warranties in this Section 20 shall be deemed to be made on the date this Agreement.

21.          Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

22.          Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act will be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein will have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or Advisers Act reflected in any provision of this Agreement is modified or interpreted by a rule, regulation, order or interpretive release of the SEC, whether of special or of general application, such provision will be deemed to incorporate the effect of such rule, regulation, order or interpretive release.

23.          Headings. The headings in the sections of this Agreement are inserted for convenience of reference only and will not constitute a part hereof.

In the event the terms of this Agreement are applicable to more than one Fund of the Trust as specified in Schedule A attached hereto, the Adviser is entering into this Agreement with the Sub-Adviser on behalf of the respective Funds severally and not jointly, with the express intention that the provisions contained in each numbered paragraph hereof shall be understood as applying separately with respect to each Fund as if contained in separate agreements between the Adviser and Sub-Adviser for each such Fund. In the event that this Agreement is made applicable to any additional Funds by way of a Schedule executed subsequent to the date first indicated above, provisions of such Schedule shall be deemed to be incorporated into this Agreement as it relates to such Fund so that, for example, the execution date for purposes of Section 9 of this Agreement with respect to such Fund shall be the execution date of the relevant Schedule.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

FAITH INVESTOR SERVICES LLC

By:
Name: Steven T. Nelson
Title: Managing Member

CAPITAL INSIGHT PARTNERS, LLC

By:
Name: Steven T. Nelson
Title: Chief Executive Officer

SCHEDULE A

to the

SUB-ADVISORY AGREEMENT

between

FAITH INVESTOR SERVICES LLC

and

CAPITAL INSIGHT PARTNERS, LLC

The Adviser will pay to the Sub-Adviser as compensation for the Sub-Adviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net Assets of the Fund in accordance with the following fee schedule:

Fund	Rate
FIS Biblically Responsible Risk Managed ETF	For the services provided and the expenses borne pursuant to this Sub-Advisory Agreement, the Adviser will pay to the Sub-Adviser as full compensation therefore a fee equal to 50% of the net profits earned from the advisory fees paid by the Fund to the Adviser pursuant to the Investment Advisory Agreement as recorded on the financial statements of the Adviser or the Fund. Net advisory fees are defined as management fees collected from the Fund net of Adviser’s expense obligations pursuant to the Investment Advisory Agreement. This fee for each month will normally be paid to the Sub-Adviser by the 20th day of the following month. The Adviser is solely responsible for the payment of the Sub-Adviser’s fees, and the Sub-Adviser agrees not to seek payment of its fees from the Trust or the Fund. The Adviser will send Sub-Adviser an invoice for amounts due within 21 days of month-end and such invoice shall be accompanied by documentation setting forth the calculations of the profitability (if any) after payment of Fund expenses, the net advisory fee and the fee due. If requested, the Adviser shall provide the Sub-Adviser statements, invoices and other Adviser- and/or Fund-related documentation supporting the profitability calculation.

Exhibit C

SHP ETF TRUST

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

between

FAITH INVESTOR SERVICES LLC

and

KNIGHTS OF COLUMBUS ASSET ADVISORS LLC

This INVESTMENT SUB-ADVISORY AGREEMENT (the “Agreement”) is made as of this [   ] day of April, 2023, by and between Faith Investor Services, LLC, a Delaware limited liability company, with its principal place of business at 14785 Preston Road, Suite 1000, Dallas, TX 75254 (the “Adviser”) and Knights of Columbus Asset Advisors, LLC, a Delaware limited liability company, with its principal place of business located at One Columbus Plaza, New Haven, Connecticut 06510 (the “Sub-Adviser”).

W I T N E S S E T H

WHEREAS, the Adviser is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”);

WHEREAS, the Adviser has entered into an Investment Advisory Agreement with the SHP ETF Trust (the “Trust”), on behalf of the series of the Trust listed in Schedule A (each a “Fund” and, collectively, the “Funds”);

WHEREAS, the Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act;

WHEREAS, the Investment Advisory Agreement contemplates that the Adviser may appoint a sub-adviser to perform some or all of the services for which the Adviser is responsible; and

WHEREAS, the Sub-Adviser is willing to furnish certain investment advisory services to each Fund to this Agreement listed on Schedule A, as may be amended from time to time upon mutual agreement of the parties.

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the parties do hereby agree as follows:

1.            Appointment. The Adviser hereby appoints the Sub-Adviser to act as investment sub-adviser to the Funds for the periods and on the terms set forth herein. The Sub-Adviser accepts the appointment and agrees to furnish the services set forth herein for the compensation provided in Section 5 of this Agreement.

2.            Duties of the Sub-Adviser. Subject to supervision and oversight of the Adviser and the Board of Trustees (the “Board”) of the Trust, and in accordance with the terms and conditions of the Agreement, the Sub-Adviser shall manage all of the securities and other assets of the Funds entrusted to it hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Funds’ respective investment objectives, guidelines, policies and restrictions as stated in each Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:

(a)       The Sub-Adviser shall, subject to subparagraph (b), determine from time to time what Assets will be purchased, retained or sold by the Funds, and what portion of the Assets will be invested or held uninvested in cash as is permissible.

(b)       In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Prospectus, including the objectives, policies and restrictions set forth in those documents as amended or supplemented, the written instructions and directions of the Adviser and of the Board, the terms and conditions of Rule 6c-11 under the 1940 Act and the listing requirements of the exchange(s) that lists the shares of the Funds, exemptive and no-action relief granted by the SEC to the Trust as amended from time to time and provided to the Sub-Adviser, conditions of any orders granted by the SEC pursuant to Rule 19b-4 under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the Trust’s policies and procedures provided to the Sub-Adviser and will conform to and comply with the requirements of the 1940 Act, the Advisers Act, the Commodity Exchange Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal, state and foreign jurisdictional laws and regulations, as each is amended from time to time. In selecting each Fund’s portfolio securities and performing the Sub-Adviser’s obligations hereunder, the Sub-Adviser shall manage the Assets of each Fund in a manner such that the Fund will comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company if the Fund has elected to be treated as a regulated investment company under the Code.

(c)       The Sub-Adviser shall determine the Assets to be purchased or sold by the Funds as provided in subparagraph (a) and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Funds’ Prospectus or as the Board or the Adviser may direct in writing from time to time, in conformity with all applicable federal securities laws. In selecting brokers or dealers to execute Fund transactions, the Sub-Adviser will seek “best execution.” In assessing best execution, the Sub-Adviser shall consider all factors that it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act”) provided to the Fund and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion. The parties hereto acknowledge that it is desirable for the Trust that the Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers or dealers who may execute brokerage transactions at a higher cost to a Fund than may result when allocating brokerage to other brokers or dealers on the basis of seeking the most favorable price and efficient execution. Therefore, consistent with any guidelines established by the Board and Section 28(e) of the Exchange Act, as amended, the Sub-Adviser is authorized to cause such Fund to pay to a broker or dealer who provides brokerage and research services a higher commission than that which might be charged by another broker or dealer for effecting the same transaction if, but only if, the Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to such Fund in compliance with Section 28(e) of the Exchange Act. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers that are affiliated with the Adviser, Sub-Adviser or the Trust’s principal underwriter, provided such orders comply with Rule 17e-1 and Rule 10f-3 under the 1940 Act and the Trust’s Rule 17e-1 and Rule 10f-3 procedures.

(d)       The Adviser hereby delegates its right and responsibilities to vote proxies received by the Funds to the Sub-Adviser, which shall carry out such responsibility in accordance with its Proxy Policy and any written instructions that the Adviser or Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Funds. The Sub-Adviser shall provide or cause to be provided periodic reports and keep or cause to be kept records relating to proxy voting as the Adviser or Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. This delegation of proxy voting responsibility to the Sub-Adviser may be revoked or modified by the Board or Adviser at any time. The Sub-Adviser may, to the extent consistent with its fiduciary duty to the Funds and with Rule 206(4)-6 under the Advisers Act, employ a third-party firm or service provider (including a third-party firm that specializes in corporate governance research and advising on proxy voting) to assist the Sub-Adviser, subject to the Sub-Adviser’s oversight, in exercising the Sub-Adviser’s proxy voting responsibilities. The Adviser acknowledges that, to the extent consistent with its fiduciary duty to the Funds and with Rule 206(4)-6 under the Advisers Act, the Sub-Adviser may vote proxies for securities held by a Fund differently than it votes proxies for the same securities held by other of the Sub-Adviser’s clients.

(e)       The Sub-Adviser shall maintain all books and records as are required to be maintained by the Sub-Adviser with respect to transactions involving the Assets by subparagraphs (b)(1), (5), (6), (7), (8), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act (other than those books and records being maintained by any other service provider appointed by the Trust). The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Funds required by Rule 31a-1 under the 1940 Act, as reasonably requested by the Adviser. The Sub-Adviser agrees that all records that it maintains on behalf of a Fund are property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).

(f)        The Sub-Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Adviser and the Board from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose.

(g)       The Sub-Adviser represents that it has adopted a written code of ethics that complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Adviser and the Trust. The Sub-Adviser’s Code of Ethics is reasonably designed to ensure that its Access Persons (as defined in the Sub-Adviser’s Code of Ethics) comply in all material respects with the Sub-Adviser’s Code of Ethics, as in effect from time to time. Upon request, the Sub-Adviser shall provide the Adviser and the Trust with a (i) a copy of the Sub-Adviser’s current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Adviser’s Code of Ethics. Annually, the Sub-Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Sub-Adviser’s Code of Ethics to the Adviser and Trust. The Sub-Adviser shall respond to reasonable requests for information from the Adviser and the Trust as to violations of the Code of Ethics by Access Persons and the sanctions imposed by the Sub-Adviser. The Sub-Adviser shall promptly notify the Adviser and the Trust of any material violation of the Code of Ethics, whether or not such violation relates to a security held by any Fund.

(h)       The Sub-Adviser shall provide the Funds’ custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Adviser with such information upon request of the Adviser and shall otherwise cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust.

(i)        The investment advisory services of the Sub-Adviser to the Funds under this Agreement are hereby deemed exclusive to the Adviser and any affiliated persons of the Adviser solely with respect to the Sub-Adviser providing investment advisory services to an “exchange-traded fund” as defined in Rule 6c-11 under the 1940 Act (“ETFs”). The Adviser acknowledges that the Sub-Adviser shall be free to perform investment advisory and other services for clients that are not ETFs and to engage in other activities. To the extent it is consistent with applicable law and the Sub-Adviser’s fiduciary obligations, the Sub-Adviser may give advice and take action with respect to any of those other clients that may differ from the advice given or the timing or nature of action taken for a particular Fund.

(j)        The Sub-Adviser shall promptly notify the Adviser of any financial condition of the Sub-Adviser that is reasonably and foreseeably likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

(k)       The Sub-Adviser will have no obligation to advise, initiate or take any other action on behalf of the Adviser, the Funds or the Assets in any legal proceedings (including, without limitation, class actions and bankruptcies) relating to the securities comprising the Assets or any other matter. The Sub-Adviser will not file proofs of claims relating to the securities comprising the Assets or any other matter and will not notify the Adviser, the Funds or the Trust’s custodian of class action settlements or bankruptcies relating to the Assets.

(l)        In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Funds or a sub-adviser to a portfolio that is under common control with the Funds concerning the Assets, except as permitted by the policies and procedures of the Funds.

(m)      The Sub-Adviser may, but shall not be obligated to, aggregate or bunch the orders for securities to be sold or purchased for any Fund with orders for its other clients where (i) such aggregation or bunching of orders is not inconsistent with such Fund’s investment objectives, policies and procedures and (ii) the allocation of the securities to be purchased or sold, as well as the allocation of expenses incurred in any such transaction, shall be made by the Sub-Adviser in a manner that complies with the Sub-Adviser’s trade allocation policies and procedures and is fair and equitable in the judgment of the Sub-Adviser and is consistent with the Sub-Adviser’s fiduciary obligations to such Fund and to such other clients under the circumstances.

(n)       Upon the reasonable request of the Adviser, the Sub-Adviser shall furnish to the Adviser any information relating to the Assets that (i) is required to be filed by the Adviser or the Trust with the SEC, (ii) sent to shareholders under the 1940 Act (including the rules adopted thereunder), (iii) is required by any exemptive or other relief that the Adviser or the Trust obtains from the SEC, (iv) is required by Rule 6c-11 under the 1940 Act to be posted on a Fund’s website; and (v) requested in connection with a request under Section 15(c) of the 1940 Act with respect to the approval and reapproval of this Agreement.

(o)       The Sub-Adviser agrees to promptly notify the Adviser and the Trust or their agents if the Sub-Adviser reasonably believes that the value of any security held by a Fund may not reflect its fair value. The Sub-Adviser agrees to provide, upon request, any pricing information of which the Sub-Adviser is aware to the Adviser, the Trust and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating each Fund’s net asset value in accordance with procedures and methods established by the Board. The Sub-Adviser will provide reasonable assistance to the Adviser in determining the fair value of the Assets, as necessary and reasonably requested by the Adviser or its agent.

3.            Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Investment Advisory Agreement and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Prospectus, the Statement of Additional Information, reasonable written instructions and directions of the Board, the requirements of the 1940 Act, the Code, the listing requirements of the applicable exchange(s) and all other applicable laws and regulations, as each is amended from time to time. In addition, the Adviser agrees that investment advisory services that utilize investment decisions consistent with the United States Conference of Catholic Bishops’ Socially Responsible Investing Guidelines or other similar Catholic screens are hereby deemed exclusive to the Sub-Adviser with respect to the Adviser and its affiliated persons providing, or engaging sub-advisers to provide, investment advisory services to clients of the Adviser and its affiliated persons (including ETFs managed or sponsored by the Adviser or its affiliated persons).

4.            Delivery of Documents. The Adviser has furnished or arranged for the Trust to furnish the Sub-Adviser with copies of each of the following documents:

(a)       The Trust’s Agreement and Declaration of Trust (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”);

(b)       Amended and Restated By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the “By-Laws”);

(c)       Prospectus and Statement of Additional Information of the Funds, as amended from time to time;

(d)       Resolutions of the Board approving the engagement of the Sub-Adviser as a sub-adviser to the Funds;

(e)       Resolutions, policies and procedures adopted by the Board with respect to the Assets to the extent such resolutions, policies and procedures may affect the duties of the Sub-Adviser hereunder;

(f)        A list of the Trust’s principal underwriter and each affiliated person of the Adviser, the Trust or the principal underwriter; and

(g)       The terms and conditions of any applicable exemptive and no-action relief granted to the Trust, as amended from time to time.

The Adviser shall promptly furnish or arrange for the Trust to promptly furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing. The Adviser shall not, and shall not permit any of the Funds to, use the Sub-Adviser’s name or the names of the Sub-Adviser’s affiliates or make representations regarding Sub-Adviser or its affiliates without prior written consent of Sub-Adviser, such consent not to be unreasonably withheld. Notwithstanding the foregoing, the Sub-Adviser’s approval is not required when the information regarding the Sub-Adviser used by the Adviser or the Fund is limited to information disclosed in materials provided by the Sub-Adviser to the Adviser in writing specifically for use in the Fund’s registration statement, as amended or supplemented from time to time, or in Fund shareholder reports or proxy statements and the information is used (a) as required by applicable law, rule or regulation, in the Prospectus of the Fund or in Fund shareholder reports or proxy statements; or (b) as may be otherwise specifically approved in writing by the Sub-Adviser prior to use.

5.            Compensation to the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the rate specified in Schedule A, which is attached hereto and made part of this Agreement. The fee will be calculated based on the daily net asset value of the Fund (as calculated as described in the Fund’s registration statement), shall be computed daily, and will be paid to the Sub-Adviser not less than monthly in arrears. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretations), the Sub-Adviser may, in its sole discretion and from time to time, waive a portion of its fee.

In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect; subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

6.            Expenses. The Sub-Adviser will furnish, at its expense, all necessary facilities, equipment and personnel (including personnel compensation, expenses and fees) required for the Sub-Adviser to perform its duties under this Agreement; provided, however, the Sub-Adviser shall not be responsible for the expenses incurred by the Trust and the Funds, for example (without limitation): (i) interest expenses, dividend expenses and acquired fund fee expenses; (ii) taxes; (iii) brokerage commissions and other costs in connection with the purchase or sale of Assets; and (iv) custodian fees and expenses.

7.            Indemnification. The Sub-Adviser shall indemnify and hold harmless the Adviser, the Trust, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with the performance of the Sub-Adviser’s obligations under this Agreement to the extent resulting from or relating to Sub-Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement (except to the extent such loss results from the Adviser’s or the Trust’s own willful misfeasance, fraud, bad faith or gross negligence, or reckless disregard in the performance of their respective duties under the Investment Advisory Agreement or this Agreement).

The Adviser shall indemnify and hold harmless the Sub-Adviser and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with the performance of the Adviser’s obligations under this Agreement to the extent resulting from or relating to Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement (except to the extent such loss results from the Sub-Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or reckless disregard in the performance of its duties under this Agreement).

Notwithstanding anything to the contrary contained herein, no party to this Agreement shall be responsible or liable for its failure to perform under this Agreement or for any losses to the Assets resulting from any event beyond the reasonable control of such party or its agents, including, but not limited to, nationalization, expropriation, devaluation, seizure or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Assets; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or epidemics or pandemics; or acts or war, terrorism, insurrection or revolution; or acts of God, or any other similar event. Any such non-performing party will be entitled to a reasonable extension of the time for performing such obligations. In no event, shall any party be responsible for incidental, consequential or punitive damages hereunder.

As used in this Section 7, the term “Sub-Adviser” shall include any officers, directors, employees, independent contractors or other affiliates of the Sub-Adviser performing services with respect to the Funds.

The provisions of this Section shall survive the termination of this Agreement.

8.            Representations and Warranties of Sub-Adviser. The Sub-Adviser represents and warrants to the Adviser and the Trust as follows:

(a)       the Sub-Adviser will immediately notify the Adviser and the Trust of the occurrence of any event that would substantially impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement or disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act. The Sub-Adviser will also promptly notify the Trust and the Adviser if the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Funds or otherwise relating to the services provided by the Sub-Adviser under this Agreement (other than any routine regulatory examinations or inspections or similar inquiries);

(b)       the Sub-Adviser will promptly notify the Adviser upon detection of (a) any material failure to manage the Fund(s) in accordance with the Fund(s)’ stated investment objectives, guidelines and policies or any applicable law or regulation; or (b) any material breach of any of the Fund(s)’ or the Sub-Adviser’s policies, guidelines or procedures relating to the Funds. In addition, the Sub-Adviser shall, upon request and in a mutually agreed format, provide a quarterly report regarding each Fund’s compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, as applicable, and the Fund’s policies, guidelines or procedures as applicable to the Sub-Adviser’s obligations under this Agreement. The Sub-Adviser agrees to investigate any such failure promptly and to take appropriate action in connection with any such breach. Upon reasonable request, the Sub-Adviser shall also provide the Adviser and officers of the Trust with supporting certifications, relevant to its role, in connection with certifications of the Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act of 2002;

(c)       the Sub-Adviser will provide the Trust with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the SEC. The Sub-Adviser will make its officers and employees available to meet with the Board virtually or by telephone from time to time on due notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto;

(d)       the Sub-Adviser shall furnish or caused to be furnished to the Adviser and the Trust such information concerning portfolio transactions as may be reasonably necessary to enable the Adviser and the Trust or its designated agent to perform such compliance testing on the Funds and the Sub-Adviser’s services as the Trust may, in its reasonable discretion, determine to be appropriate;

(e)       the Sub-Adviser is fully authorized under all applicable law and regulations to enter into this Agreement and serve as Sub-Adviser to the Funds and to perform the services described under this Agreement;

(f)        the Sub-Adviser is a limited liability company duly organized and validly existing under the laws of the state of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

(g)       this Agreement is a valid and binding agreement of the Sub-Adviser;

(h)       the Sub-Adviser has reviewed and will in the future review, the Prospectus, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the SEC and any marketing material of a Fund (collectively the “Disclosure Documents”), as and when furnished to the Sub-Adviser for its review by the Adviser, and represents and warrants that, solely with respect to any information expressly supplied by the Sub-Adviser for inclusion therein including disclosure about a Fund’s investment strategy and the risks of investing in a Fund, the manner in which the Sub-Adviser manages the Assets of the Funds, or information relating directly to the Sub-Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading; and

(i)        the Sub-Adviser shall not divert any Fund’s portfolio securities transactions to a broker or dealer in consideration of such broker or dealer’s promotion or sales of shares of the Fund, any other series of the Trust, or any other registered investment company.

9.            Duration and Termination. The effectiveness and termination dates of this Agreement shall be determined separately for each Fund as described below.

(a)       Duration. This Agreement shall become effective with respect to a Fund upon the latest of (i) the approval by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; (ii) the approval of a majority of the Fund’s outstanding voting securities, if required by the 1940 Act; or (iii) the commencement of the Sub-Adviser’s management of the of the Assets of the Fund. This Agreement shall continue in effect for a period of two years from the effective date described in this sub-paragraph, subject thereafter to being continued in force and effect from year to year if specifically approved each year by the Board or by the vote of a majority of the Fund’s outstanding voting securities. In addition to the foregoing, each renewal of this Agreement must be approved by the vote of a majority of the Board who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Prior to voting on the renewal of this Agreement, the Board may request and evaluate, and the Sub-Adviser shall furnish, such information as may reasonably be necessary to enable the Board to evaluate the terms of this Agreement.

(b)       Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to a Fund, without payment of any penalty:

(i)       By vote of a majority of the Board, or by vote of a majority of the outstanding voting securities of the Funds, in each case, upon sixty (60) days’ written notice to the Sub-Adviser;

(ii)       By the Adviser upon breach by the Sub-Adviser of any representation or warranty contained in Section 8 and Section 10 hereof, which shall not have been cured within twenty (20) days of the Sub-Adviser’s receipt of written notice of such breach;

(iii)       By the Adviser immediately upon written notice to the Sub-Adviser if the Sub-Adviser becomes unable to discharge substantially all of its duties and obligations under this Agreement; or

(iv)       By either party upon ninety (90) days’ written notice to the other party.

This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Investment Advisory Agreement with the Trust upon notice to the Sub-Adviser. As used in this Section 9, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

10.          Regulatory Compliance Program of the Sub-Adviser. The Sub-Adviser hereby represents and warrants that:

(a)       in accordance with Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons (as such term is defined in the Advisers Act) of the Advisers Act and the rules the SEC has adopted under the Advisers Act; and

(b)       the Sub-Adviser has adopted and implemented and will maintain written policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) by the Sub-Adviser (the policies and procedures referred to in this Section 10(b), along with the policies and procedures referred to in Section 10(a), are referred to herein as the Sub-Adviser’s “Compliance Program”).

11.          Confidentiality. Subject to the duty of the Adviser or Sub-Adviser to comply with applicable law and regulation, including any demand or request of any regulatory, governmental or tax authority having jurisdiction, the parties hereto shall treat as confidential all non-public information pertaining to the Funds and the actions of the Sub-Adviser and the Funds in respect thereof. It is understood that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder, as well as all information provided by the Sub-Adviser regarding the Sub-Adviser’s and its affiliates’ business and operations, is to be regarded as confidential and for use only by the Adviser, the Funds, the Board, or such persons as the Adviser may designate in connection with the Funds, and shall not be disclosed to any third party, without the prior written consent of the Sub-Adviser. It is also understood that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Sub-Adviser, its affiliates and agents in connection with its obligation to provide investment advice and other services to the Funds and to assist or enable the effective management of the Adviser’s and the Funds’ overall relationship with the Sub-Adviser and its affiliates. The parties acknowledge and agree that all nonpublic personal information with regard to shareholders in the Funds shall be deemed proprietary and confidential information of the Adviser, and that the Sub-Adviser shall use that information solely in the performance of its duties and obligations under this Agreement and shall take reasonable steps to safeguard the confidentiality of that information. Further, the Sub-Adviser shall maintain and enforce adequate security and oversight procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement, including all means for the effecting of investment transactions.

12.          Reporting of Compliance Matters.

(a)       The Sub-Adviser shall provide to the Adviser’s and the Trust’s Chief Compliance Officer (“CCO”) the following:

(i)      on a quarterly basis, a report of any material violations of the Sub-Adviser’s Compliance Program or any “material compliance matters” (as such term is defined in Rule 38a-1 under the 1940 Act) that have occurred with respect to the Sub-Adviser’s Compliance Program;

(ii)     on a quarterly basis, a report of any material changes to the policies and procedures that compose the Sub-Adviser’s Compliance Program;

(iii)    a copy of the Sub-Adviser’s CCO’s report (or similar document(s) which serve the same purpose) regarding his or her annual review of the Sub-Adviser’s Compliance Program, as required by Rule 206(4)-7 under the Advisers Act; and

(iv)    an annual (or more frequently as the Trust’s CCO may reasonably request) representation regarding the Sub-Adviser’s compliance with Section 8 and Section 10 of this Agreement.

(b)       The Sub-Adviser shall also provide the Trust’s CCO with reasonable access, during the Sub-Adviser’s normal business hours, to the Sub-Adviser’s facilities for the purpose of conducting pre-arranged on-site compliance related due diligence meetings with personnel of the Sub-Adviser.

13.          The Name “Knights of Columbus Asset Advisors” or “KOCAA.” The Sub-Adviser hereby consents to the use of the name “ Knights of Columbus Asset Advisors” or “KOCAA” (the “Name”) by the Adviser as permitted under this Agreement. The foregoing authorization by the Sub-Adviser to the Adviser to use the Name is not exclusive of the right of the Sub-Adviser itself to use, or to authorize others to use, the Name; the Adviser acknowledges and agrees that, as between the Sub-Adviser and the Adviser, the Sub-Adviser has the right to use, or authorize others to use, the Name. The Adviser shall: (i) use the Name only in a manner consistent with uses approved by the Sub-Adviser; however, the Adviser and the Trust on behalf of the Funds may use the name in any regulatory filings as required by applicable law and other ways agreed upon by the Adviser and Sub-Adviser; (ii) use the Sub-Adviser’s best efforts to maintain the quality of the services offered using the Name; and (iii) adhere to such other specific quality control standards as the Sub-Adviser from time to time reasonably may promulgate. Notwithstanding the foregoing, neither the Adviser nor any affiliate or agent of it shall make reference to or use the Name or any of Sub-Adviser’s respective affiliates or clients names without the prior approval of Sub-Adviser, which approval shall not be unreasonably withheld or delayed; provided that the Adviser is authorized to disclose the Name and the Adviser’s and the Funds’ identities as clients of the Sub-Adviser in any representative client list prepared by the Sub-Adviser for use in marketing materials. The Adviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Adviser to satisfy the foregoing obligation in connection with any services such affiliates or agents provide to the Adviser or the Funds under this Agreement. At the request of the Sub-Adviser, the Adviser shall submit to the Sub-Adviser representative samples of any marketing and promotional materials using the Name and make any changes to such promotional or other materials as may be reasonably requested by the Sub-Adviser.

14.          Independent Contractors. Notwithstanding anything herein to the contrary, the Sub-Adviser shall be an independent contractor. Nothing herein shall be construed as constituting the Sub-Adviser as an agent of the Adviser, the Trust or any Fund, except to the extent expressly authorized by this Agreement.

15.         Service Providers. Notwithstanding anything contained in this Agreement to the contrary, the Sub-Adviser may enter into arrangements with its affiliates and other third party contractors in connection with the performance of the Sub-Adviser’s services and other obligations under this Agreement, including for the provision of certain personnel, services and facilities to the Sub-Adviser, and disclose confidential/nonpublic information to such affiliates and third parties in connection with the performance of the Sub-Adviser’s services and other obligations hereunder, provided that such arrangements comply with the 1940 Act and applicable privacy laws.

16.          Governing Law. This Agreement shall be governed by the laws of the State of New York, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

17.         Severability. Should any part of this Agreement be held invalid by a court decision, statute, regulation, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

18.          Notice. Any notice, advice, document, report or other client communication to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified (return receipt requested) or overnight mail, or electronically addressed by the party giving notice to the other party at the last address furnished by the other party. By consenting to the electronic delivery of any notice, advice, document, report or other client communication in respect of this Agreement or as required pursuant to applicable law, the Adviser authorizes the Sub-Adviser to deliver all communications by email or other electronic means.

To the Adviser at:	Faith Investor Services, LLC 14785 Preston Road, Suite 1000 Dallas, TX 75254 Attention: Michael Skillman

To the Sub-Adviser at:	Knights of Columbus Asset Advisors, LLC 1023 One Columbus Plaza New Haven, Connecticut 06510

19.          Amendment of Agreement. This Agreement may be amended only by written agreement of the Adviser and the Sub-Adviser, and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder. The amendment of Schedule A to this Agreement for the sole purpose of adding or removing one or more Fund(s) shall not be deemed an amendment of this Agreement or an amendment affecting an already existing Fund and requiring the approval of shareholders of that Fund.

20.          Representations of each Party.

(a)       Execution. The execution, delivery and performance by each party of this Agreement have been duly authorized by all necessary action on the part of the party.

(b)       Properly Registered. Each party is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. Each party is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of each party, there is no proceeding or investigation that is reasonably likely to result in such party being prohibited from performing the services contemplated by this Agreement. Each party agrees to promptly notify the other party of the occurrence of any event that would disqualify the party from serving as an investment adviser to a registered investment company. As of the date of this Agreement, each party to the best of its knowledge is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

(c)       ADV Disclosure. Each party has provided the other party with a copy of, or an electronic link to, its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of or a link to such amended Form ADV to the Trust. To the best of each party’s knowledge, the information contained in its Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(d)       Insurance. Each party maintains errors and omissions insurance coverage in an appropriate amount and shall provide prompt written notice to the other party (i) of any material changes in its insurance policies or decreases in insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, each party shall upon reasonable request provide the other party with any information it may reasonably require concerning the amount of or scope of such insurance.

(e)       No Detrimental Agreement. Each party represents and warrants to the other party that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the selection of securities for the Fund, and that all selections if made by a party shall be done in accordance with what is in the best interest of the Fund.

(f)        Conflicts. Each party shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Fund first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Funds, consistent with its fiduciary duties under applicable law.

(g)       Notice. Each party will promptly notify the other party if the above representation in this Section are no longer true and accurate.

(h)       Representations. The representations and warranties in this Section 20 shall be deemed to be made on the date this Agreement.

21.          Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

22.          Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act will be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein will have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or Advisers Act reflected in any provision of this Agreement is modified or interpreted by a rule, regulation, order or interpretive release of the SEC, whether of special or of general application, such provision will be deemed to incorporate the effect of such rule, regulation, order or interpretive release.

23.          Headings. The headings in the sections of this Agreement are inserted for convenience of reference only and will not constitute a part hereof.

In the event the terms of this Agreement are applicable to more than one Fund of the Trust as specified in Schedule A attached hereto, the Adviser is entering into this Agreement with the Sub-Adviser on behalf of the respective Funds severally and not jointly, with the express intention that the provisions contained in each numbered paragraph hereof shall be understood as applying separately with respect to each Fund as if contained in separate agreements between the Adviser and Sub-Adviser for each such Fund. In the event that this Agreement is made applicable to any additional Funds by way of a Schedule executed subsequent to the date first indicated above, provisions of such Schedule shall be deemed to be incorporated into this Agreement as it relates to such Fund so that, for example, the execution date for purposes of Section 9 of this Agreement with respect to such Fund shall be the execution date of the relevant Schedule.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

FAITH INVESTOR SERVICES LLC

By:
Name: Steven T. Nelson
Title: Managing Member

KNIGHTS OF COLUMBUS ASSET ADVISORS LLC

By:
Name: Anthony Minopoli
Title: President

SCHEDULE A

to the

SUB-ADVISORY AGREEMENT

between

FAITH INVESTOR SERVICES LLC

and

KNIGHTS OF COLUMBUS ASSET ADVISORS LLC

The Adviser will pay to the Sub-Adviser as compensation for the Sub-Adviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net Assets of the Fund in accordance with the following fee schedule:

Fund	Rate
FIS Knights of Columbus Global Belief ETF

-     The higher of (i) 25 basis points multiplied by Fund Assets or (ii) 30% of the Adviser’s gross revenue on Fund Assets to and including $150,000,000

-     40% of the Adviser’s gross revenue on Fund Assets from $150,000,001 to $300,000,000, and

-     50% of the Adviser’s gross revenue on Fund Assets from $300,000,001 and above.

SHP ETF Trust

14785 Preston Road, Suite 1000

Dallas, TX 75254

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD June 15, 2023

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Michael Skillman, each an attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of each of the FIS Biblically Responsible Risk Managed ETF and FIS Knights of Columbus Global Belief ETF (each a “Fund” and collectively the “Funds”) to be held at 14785 Preston Road, Suite 1000, Dallas, TX 75254 on June 15, 2023 at 11:00 am, Central Time, and at any and all adjournments thereof, all shares of beneficial interest of each Fund, on the proposals set forth below and any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE NEW ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS AND, IN THE APPOINTED PROXIES’ DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.	CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

PLEASE VOTE VIA TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE CONTINUED ON THE
REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

THERE ARE 2 EASY WAYS TO VOTE YOUR PROXY:

1. By Phone: Call InvestorCom LLC toll-free at: (877) 972-0090 to vote with a live proxy services representative.  Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 9:00 PM (Eastern Time).

2. By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope to InvestorCom LLC, 19 Old Kings Highway S., Suite 130, Darien, CT 06820.

▲ FOLD HERE PLEASE DO NOT TEAR ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST’S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.

	FOR	AGAINST	ABSTAIN
1. To approve an advisory agreement between the Trust with respect to each Fund and Faith Investor Services, LLC (“FIS”)	☐	☐	☐
2. To approve a sub-advisory agreement between FIS and Capital Insight Partners, LLC (“CIP”) on behalf of FIS Biblically Responsible Risk Managed ETF	☐	☐	☐
3. To approve a sub-advisory agreement between FIS and Knights of Columbus Asset Advisors LLC on behalf of FIS Knights of Columbus Global Belief ETF	☐	☐	☐

A copy of the Proxy Statement is available online at: www.faithinvestorservices.com

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND

“Scanner Bar Code”

TAG ID:	CUSIP:

DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.